UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Bruce McKibben
c/o Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Registrant’s telephone number, including area code:  800-325-3539

Date of fiscal year end:  December 31, 2012

Date of reporting period:  December 31, 2012

Item 1.  Report to Stockholders.

 TABLE OF CONTENTS

Letter to Shareholders	1
Money Market Fund	4
Total Return Bond Fund	6
Quantex FundTM	8
Muirfield Fund®	10
Balanced Fund	12
Dynamic Growth Fund	14
Aggressive Growth Fund	16
Strategic Growth Fund	18
Utilities and Infrastructure Fund	20
Shareholder Expense Analysis	22
Disclosures	23
Fund Holdings & Financial Statements	24

Our Mission Statement
Every day, our mission is to exceed, with integrity, passion, and discipline, the expectations of our shareholders’ and  clients’ overall investment experience.

Core Values
The Client Is Our #1 Priority
Always remember whom we are serving. Our livelihood depends on providing a superior overall investment  experience that exceeds the expectation of our shareholders and clients.

Clarity Of Purpose
Our organization has a clear, well-defined vision. All of our associates are committed to and understand how they  will contribute to that vision.

Communication
We expect open and effective communication, full reporting, including good and bad news, and constructive feedback.

Integrity
We insist upon honesty and adhere to the highest ethical standards.

Excellence/ Innovation
Our associates strive each day for excellence in the work they perform, seek innovative ways to solve problems and  introduce new ideas to take advantage of opportunities. We are a “Think Outside The Box” company.

Associate Well-Being
We value the success and well-being of our associates. We recognize and reward our associates’ contributions.

Respect For Others
Respect all people, value the differences among them and treat them as you would like to be treated.

Seek First To Understand
When interacting with others, place curiosity and understanding of their perspective FIRST, setting aside  preconceived opinions and quick judgment.

Teamwork
We are a synergistic organization that works as a team to exceed our objectives.

Profit
We are profitable. Profitability enhances our services and capabilities, and affords everyone the opportunity to  further their financial well-being.

LETTER TO SHAREHOLDERS  December 31, 2012

Following the capital market instability that marked the prior year, 2012 was punctuated by reduced levels of volatility and strong gains in several market sectors as the domestic economy showed signs of improvement and officials took action to stem the European debt crisis.  In the U.S., payrolls increased by 196,000 during the month of December, bringing total job creation in 2012 to 2.2 million jobs.  Additionally, the Federal Reserve (Fed) continued to maintain an extremely accommodative stance in order to support the economic recovery, and is now linking its stimulus measures to specific improvements in the labor market, where unemployment remains elevated at 7.8%. The year also witnessed the U.S. elections, while apprehensions increased ahead of the ‘fiscal cliff’ of tax increases and spending cuts, which totaled over $500 billion combined or 3.5% of gross domestic product (GDP).  If no action was taken, this amount of fiscal tightening would have likely sent the economy back into a recession in 2013.  However, a bipartisan compromise was reached to delay the spending cuts and avoided most of the tax rate increases.  Under the negotiated compromise, fiscal tightening of $190 billion is now scheduled to occur in 2013, which is a more manageable 1.5% of GDP.

For the year ended December 31, 2012, the S&P 500 Index posted solid gains with a return of 16.00%, while the Dow Jones Industrial Average returned 10.24% (Chart 1). In fixed income markets, the Barclays Aggregate Bond Index posted a gain of 4.21% for the year, while emerging market debt and high yield bonds both posted positive gains of 18.62% and 15.81%, respectively (Chart 2).

Central Banks Take Action

In the midst of an ongoing weak labor market in the U.S., as well as another surge in peripheral bond yields in Europe, the Fed and the European Central Bank (ECB) announced further unconventional monetary policy measures.  More specifically, the Fed embarked on a new round of quantitative easing by purchasing $85 billion of government securities per month.  While the Fed has assigned a total figure to past rounds of quantitative easing, this time the Fed will continue its purchases indefinitely until conditions in the labor market improve.  In Europe, the ECB outlined a program referred to as Outright Monetary Transactions.  Under this new scheme, the ECB will make unlimited purchases of short-term bonds in order to contain the interest rates of distressed euro zone countries seeking assistance. However, countries seeking aid must adopt austerity measures and economic reforms that have been extremely unpopular with voters.  Actions by central banks have remained important as politicians on both sides of the Atlantic continue to disagree over how to resolve their respective issues.

Fiscal Cliff

Discussion surrounding the outcome of the fiscal cliff was the overriding theme during the fourth quarter. While Democrats interpreted political victories in November as a mandate to raise tax rates, Republicans held firm in their stance for lower spending and lower taxes. A last minute deal was struck between Republicans and Democrats

2012 Annual Report | December 31, 2012	Page 1

to address the fiscal cliff on January 1, 2013. While the deal passed the Senate with strong bipartisan support, it ran into more opposition and partisanship in the House of Representatives. Overall, the final deal was characterized by higher revenue from tax rate increases instead of federal spending reductions. Components of the final deal included extension of the current tax rates for low- and middle-income households, an increase in tax rates for high-income households, expiration of the 2% payroll tax cut, and a two month postponement of the automatic spending cuts that were scheduled to begin at the start of 2013.  As a result, the tough decisions on government expenditures were postponed, and will likely resurface as part of negotiations to increase the federal debt ceiling during the next couple months.

Stock Valuations Attractive

Even accounting for the solid gains of 2012, stock market valuations are not excessive, and are extremely attractive on a relative basis when compared to fixed income investments. While the earnings per share of the companies comprising the S&P 500 Index have exceeded their prior peak set in 2007, the price of the S&P 500 Index ended the year 8% below its prior peak in price.  As a result, the price-to-earnings multiple on the S&P 500 is lower than the prior cycle and is below its long-term average, particularly considering the current low inflation environment.  Additionally, the yield on the S&P 500 Index currently exceeds the yield offered on 10-year U.S. Treasury securities, which is an occurrence rarely seen. However, corporate profit margins are collectively near their historical peak, which means that sales growth will be critical in order to realize further increases in earnings during 2013.

Labor Market Slowly Improving

A key theme throughout the economic recovery has been the tepid rate of job creation and elevated level of unemployment.  During the past several recessions, the recovery in the job market tended to match the pace of jobs lost during the recession. In other words, a sharp decline in employment was typically followed by a strong rebound in employment. However, while this recession witnessed significant job losses, the pace of recovery has been extremely anemic.  Historical evidence suggests that economic recoveries following recessions caused by a credit crisis, which pertains to the 2008/2009 recession, tend to be weak and prolonged.  As a result, it will likely take an extended period of time just to recuperate the jobs lost during the previous recession.  While the unemployment rate declined to 7.8% in December compared to its peak of 10.0% in October of 2009 (Chart 3), part of the decline has been driven by people dropping out of the labor force.  These disappointing statistics help explain the motives behind the Fed’s most recent round of quantitative easing, which is now being linked to an improvement in the labor market.

Housing Market

The U.S. housing market is generating positive signals, with housing starts, new home sales, and existing home sales rising off the extremely low levels experienced during the past three years.  As the sales backdrop has recovered, home prices have gained as well.  Following 20 consecutive months of declines, the S&P/Case-Shiller Home Price Index registered a small year-over-year gain in June 2012 and continued to accelerate to a gain of 5.5% in November (Chart 4).

Page 2	2012 Annual Report | December 31, 2012

Additionally, other indicators that tend to lead to changes in the housing sector are posting strong increases.  An index of company stocks with ties to the housing sector posted substantial gains for 2012, increasing 58% compared to the S&P 500 Index gain of 16%.  In January, homebuilder confidence reported by the National Association of Home Builders reached its highest level since April 2006.  Finally, as U.S. Treasury yields continued to decline to record low levels, mortgage rates followed suit.  The average 30-year fixed mortgage rate reported by Freddie Mac fell to 3.31% in November, which is the lowest level on record (Chart 5).

Outlook for 2013

As capital market volatility in Europe has abated, we anticipate investors will focus their attention on the U.S. economy in the near-term.  While the bulk of the fiscal cliff has been avoided, the compromise merely postponed automatic federal spending cuts and did not address raising the federal debt ceiling, which has been reached once again. There is concern that these lingering elements of uncertainty will weigh on consumer spending and business investment, and thus jeopardize the ongoing economic expansion. However, there are numerous catalysts to advance the economy if lawmakers can resolve the aforementioned issues and limit the impact on capital markets, particularly from the debt ceiling. The housing market is finally becoming an important contributor to economic activity, and the Federal Reserve continues to evolve its monetary stimulus to better aid the mending labor market.

As we monitor the capital markets and our investment models, we will continuously evaluate our defensive position in the Muirfield Fund® and the equity portion of the Balanced Fund. We will look for opportunities to adjust portfolio weights among growth and value stocks, large-, mid-, and small-caps, and domestic and international investments in order to enhance returns and manage risk for our clients.  We will also continue to proactively manage our sector exposures and will make adjustments as our investment models evolve.  We will continue to select securities that we believe are best positioned to outperform. In our fixed income funds, we will look to enhance returns by managing credit quality as well as adjusting portfolio durations.

On the following pages, you will find a review of how the Meeder Funds have performed.  Please read the commentaries to learn more about the investment decisions we made during the past year. On behalf of all of the associates at Meeder Asset Management and the Meeder Funds, we thank you for the trust and confidence you have placed in our investment management services.

Robert S. Meeder
President
Meeder Funds
December 31, 2012

2012 Annual Report | December 31, 2012	Page 3

Money Market Fund

The Meeder Money Market Fund enjoyed continued success versus the competition in 2012, with both the retail and institutional share classes ranking among the top general purpose money market funds in the country.  For the year ended December 31, 2012, the retail class was recognized by Crane Data, LLC for having the highest total return out of 213 prime retail money market funds. The Fund also ranked 3rd out of 224 general purpose money funds for the three year period ending December 31, 2012.  More importantly, the Fund has been in the top 10% of all general purpose money market funds since its inception in 1985.

The year 2012 proved to be a similar market environment that has faced the Fund over the past few years.  With the uncertainty over the approaching fiscal cliff and debt ceiling, an aggressively low Fed Funds target rate continued to keep yields low on eligible investment options within the money market arena, and offered no optimism that the probability of higher short-term rates would come soon.  Throughout 2012, Fed statements further cemented the likelihood that the current policy target rate of 0.00% to 0.25% seemed likely to continue.  Yield spreads of higher quality investments, as compared to U.S. Treasury bills, showed limited value throughout the year.  At times, value was presented in longer dated offerings, with the Fund in position to take advantage of the opportunity.

During 2012, we maintained a weighted average maturity that was in line or slightly below that of our peers.  Holdings in the Fund remained allocated toward investments with superior credit quality, as we believed the risk and reward relationship favored this position.  Our sector allocation favored an overweight in high quality liquid investments and short-term investment grade corporate debt.  At the end of 2012, the Fund’s composition was as follows: 35% corporate obligations, 29% in other money market funds, 15% U.S. Government agency securities, 10% in repurchase agreements, 6% in bank obligations, and 5% certificates of deposit.

As we complete the year, we believe the Fund is positioned to maintain its strong performance in a difficult environment. As we continuously monitor the markets and our strategy, we will remain vigilant and keep in mind the best interests of our shareholders.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	3 Year	5 Year	10 Year	Inception Date
Money Market Fund- Retail Class	0.10%	0.14%	0.73%	1.80%	3/27/85
Expense Ratios+: Audited net 0.30% Gross 0.90%
Current & Effective Yields*	7-day Compound: 0.11%			7-day Simple 0.11%
Lipper Average General Purpose Money Market Fund	0.01%	0.02%	0.54%	1.59%	3/31/85

	1 Year	3 Year	5 Year	Since Inception	Inception Date
Money Market Fund- Instl Class	0.16%	0.22%	0.83%	2.12%	12/28/04
Expense Ratios+: Audited net 0.23% Gross 0.71%
Current & Effective Yields*	7-day Compound: 0.15%			7-day Simple 0.15%
Lipper Average General Purpose Money Market Fund	0.01%	0.02%	0.54%	1.81%	12/31/04

Top 10 Holdings as of December 31, 2012
1.	Federated Prime Value Obligations Fund - I	21.5%
2.	GX Clarke Repurchase Agreement, 0.30%, 1/2/2013	9.5%
3.	Fidelity Money Market Portfolio - I	7.7%
4.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.60%	6.2%
5.	GE Demand Note, 0.70%	5.9%
6.	Federal Home Loan Bank, 0.25%, 7/22/2013	5.1%
7.	Canadian Imperial Bank, 2.00%, 2/4/2013	3.2%
8.	Bank of Nova Scotia, 2.25%, 1/22/2013	3.2%
9.	Commonwealth Bank of Australia, 0.86%, 3/19/2013	3.2%
10.	FHLMC, 0.40%, 9/3/2013	3.2%
As a percentage of total net assets

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2012, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.meederfunds.com or by calling (800) 325-3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of both the retail class and the institutional class of the Money Market Fund during the periods shown above. Investments in the Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements.  This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23. Source for average general purpose money market fund data: Lipper, Inc.

2012 Annual Report | December 31, 2012	Page 5

Total Return Bond Fund

The Meeder Total Return Bond Fund returned 8.93% for the year ended December 31, 2012.  The Fund’s benchmark, the Barclays Aggregate Bond Index, returned 4.21% over the aforementioned time period.

The first quarter of 2012 was rewarding for fixed income investors willing to take on exposure to emerging market bonds and high yield corporate bonds.  High yield corporate bonds led all fixed income sectors as the Barclays Capital High Yield Bond index returned 5.34% for the quarter.  With the Fed seemingly unwilling to raise interest rates in the near future, investors have continued to turn to lower rated corporate bonds for increased yield.  This factor, along with low levels of supply, has continued to push the prices of high yield corporate bonds higher. The emerging market bond sector provided another avenue for additional yield, and returned 4.41% during the first quarter.  The Meeder Total Return Bond Fund outperformed the Barclays Aggregate Bond Index for the first quarter of 2012. This was due largely to the fact that our investment models continued to favor corporate bonds.  The Total Return Bond Fund also benefited from additional exposure to high yield corporate bonds and emerging market bonds, further boosting the return of the Fund.

The second quarter of 2012 had a much different tone for fixed income investors compared to the first quarter.  While the first quarter was more robust for investors holding securities with greater credit risk, the second quarter saw market participants take a more cautious stance.  Even with investors adopting a more watchful attitude, most fixed income sectors were able to post positive returns for the quarter.  In the second quarter of 2012, the Total Return Bond Fund underperformed versus the Barclays Aggregate Bond Index, which returned 2.06% for the quarter.   The underperformance in the Total Return Bond Fund was due to credit risk exposure from the high yield and emerging market bond sectors.  Additionally, specific holdings within the Total Return Bond Fund underperformed the aforementioned benchmark.

After a choppy second quarter for the credit markets, investors resumed their quest for yield in the third quarter.  While high yield corporate bonds were the best performing domestic fixed income sector for the quarter, it could not keep pace with the emerging market bond sector return of 7.09%.  In the third quarter of 2012, the Total Return Bond Fund outperformed the Barclays Aggregate Bond Index.  The Total Return Bond Fund was able to add outperformance throughout the quarter due to allocations to both high yield corporate bonds and emerging market bonds.  The Total Return Bond Fund returned 3.84% during the third quarter, beating the Barclays Aggregate Bond Index by 2.25%.

The fourth quarter saw the continuation of trends that had persisted throughout much of 2012.  Throughout the quarter, those investors willing to take on the additional risk of investing in high yield corporate bonds or emerging market bonds continued to be rewarded, as the increased demand for these asset classes continued to drive their prices higher.  Once again, the Total Return Bond Fund benefited throughout the quarter due to allocations to both high yield corporate bonds and emerging market bonds.  The Total Return Bond Fund returned 2.00% during the fourth quarter, beating the Barclays Aggregate Bond Index by 1.79%.  As a result, the Fund finished 4.72 % ahead of its benchmark for 2012.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	Since Inception	Inception Date
Total Return Bond Fund Expense Ratios+: Audited net 0.99% Gross 1.72%	8.93%	5.45%	6/30/11
Barclays Aggregate Bond Index	4.21%	6.16%	6/30/11

The Growth of $10,000 chart compares the Total Return Bond Fund’s value to the Barclays Aggregate Bond Index, the Fund’s broad-based benchmark.  The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from June 30, 2011 to December 31, 2012.  An understanding of the differences between the Fund and this index is important.  The index is a hypothetical unmanaged index that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.

Past performance does not guarantee future results.  The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 10 Holdings as of December 31, 2012
1.	Federated Bond Fund	12.5%
2.	Ivy High Income Fund	10.8%
3.	TCW Emerging Markets Income Fund	10.1%
4.	Vanguard Intermediate-Term Corporate Bond Fund	10.0%
5.	PIMCO Investment Grade Corporate Bond Fund	9.5%
6.	PIMCO Total Return Bond ETF	9.5%
7.	Alliance Bernstein High Income Fund	7.8%
8.	iShares JPMorgan Emerging Bond Fund	7.5%
9.	iShares iBoxx $Investment Grade Corporate Bond Fund	4.9%
10.	Goldman Sachs Emerging Market Debt Fund	2.8%
As a percentage of total net assets

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Total Return Bond Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual. The contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.99% for the Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 7

Quantex Fund™

The Meeder Quantex Fund™ returned 16.93% for the year ended December 31, 2012.  For the same time period, the Russell 2000 and the S&P MidCap 400 Indices returned 16.35% and 17.88%, respectively.  For the period ended December 31, 2012, the Quantex Fund™ outperformed both the Russell 2000 Index and the S&P MidCap 400 Index for the 5-year time period.

We have consistently employed our quantitative stock selection process since April 30, 2005 for the Quantex Fund™. We utilize rankings from our quantitative financial model to determine which securities are to be held in the Fund on an annual basis.  As a result, the Fund is rebalanced annually in January.  After rebalancing the Fund in January 2012, there was a strong preference for value holdings, with mid-cap value companies comprising 45% of the Fund, followed by mid-cap core with 27%, and mid-cap growth with 12%.  Small-cap holdings of 16% comprised the remainder according to our allocation analysis at the beginning of 2012.

Relative to the S&P MidCap 400 Index, stock selection within the consumer discretionary sector provided the greatest benefit to the Fund, while our overweight to the consumer discretionary sector benefited performance as well.  The largest detractor from performance was stock selection within the materials sector.  Stock selection in the healthcare sector also contributed to performance, while selection in the technology sector detracted from returns.  However, the Fund also benefited from other sector allocation decisions, including an underweight to the energy and technology sectors during 2012.

For the full year 2012, many stocks contributed positively to the performance of the Fund.  The top performing stock for the year was Pulte Homes, which was up 188%.  Other top performers for the year included Whirlpool (up 120%) and Expedia (up 116%).  The largest detractors from performance during the year were Supervalu (down 69%), Apollo Group (down 61%), and Advanced Micro Devices (down 56%).

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	3 Year	5 Year	4/30/05 – 12/31/122	10 Year	Inception Date
Quantex Fund™ Expense Ratios+: Audited net 1.60% Gross 2.06%	16.93%	11.40%	6.88%	7.29%	8.31%	3/20/85
Blended Index1	17.15%	12.96%	4.39%	7.29%	10.16%	3/31/85
Russell 2000 Index	16.35%	12.24%	3.55%	6.54%	9.73%	3/31/85
S&P 400 MidCap Index	17.88%	13.61%	5.13%	7.95%	10.51%	3/31/85

The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to Quantex Fund™, also changing the Fund’s investment objective and strategies. Due to this, the Russell 2000 Index and the S&P 400 MidCap Index are more comparative indices for Fund performance.

The Growth of $10,000 chart compares the value of the Quantex Fund™ to the S&P 400 MidCap Index and the Russell 2000 Index, the Fund’s broad-based benchmarks, and to the Blended Index, which consists of 50% of the Russell 2000 Index and 50% of the S&P 400 MidCap Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2002 to December 31, 2012.  An understanding of the differences between the Fund and these indices is important. The benchmark indices do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.
Sector Concentration as of December 31, 2012
1.	Financial Services	16%
2.	Consumer Services	14%
3.	Consumer Goods	13%
4.	Industrial Materials	8%
5.	Healthcare	7%
6.	Hardware	7%
7.	Utility Services	6%
8.	Business Services	6%
9.	Energy	5%
10.	Consumer Discretionary	4%
11.	Technology	3%
12.	Media	3%
13.	Consumer Cyclical	2%
14.	Basic Materials	2%
15.	Cash Equivalents	2%
16.	Software	1%
As a percentage of total net assets. Sector Concentrations are subject to change. The Fund’s cash position may be equitized by stock index futures.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.	Top 10 Holdings as of December 31, 2012
	1.	Pulte Group, Inc.	2.5%
	2.	Whirlpool Corporation	1.9%
	3.	Expedia, Inc.	1.8%
	4.	E-mini S&P MidCap 400 Futures	1.8%
	5.	Lennar Corporation	1.7%
	6.	Tesoro Corporation	1.6%
	7.	Constellation Brands, Inc.	1.5%
	8.	Computer Sciences Corporation	1.5%
	9.	TripAdvisor, Inc.	1.4%
	10.	Masco Corporation	1.4%
	As a percentage of total net assets

The Adviser has contractually agreed to reduce its management fee by 0.25%. This agreement may be terminated by the Adviser after April 30, 2013.  Effective August 22, 2012, the Adviser contractually agreed to waive certain fees and/or reimburse expenses. This contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.65% for the Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 9

Muirfield Fund®

The Meeder Muirfield Fund® returned 12.38% for the year ended December 31, 2012 compared to the Fund’s Blended Index return of 9.51% and S&P 500 Index return of 16.00%.

In the Muirfield Fund®, we entered 2012 with a 10% defensive position following output from our investment model that indicated some elements of risk in the stock market; however, we increased our stock market exposure as the quarter progressed following improvements in our quantitative investment model that gauges the stock market’s risk/reward dynamic.  During the second quarter, we increased our defensive position in fixed income investments following deterioration in several of the stock market’s technical components, and ended the quarter 90% invested in the stock market and 10% in fixed income investments.  In the third quarter, we increased our invested position following stock market gains and a reduction in volatility, and ended the third quarter 100% invested in the stock market.  However, we slightly increased our defensive position in the fourth quarter as a result of deterioration in the stock market’s trend and technical components following the U.S. elections in November.   As a result, we ended the fourth quarter with a modest defensive position in fixed income investments in the Muirfield Fund®.

Within our stock market exposure, we managed our industry and sector exposure throughout the year and initiated changes in sector allocations in the Fund as stock market conditions progressed.  We entered 2012 with an overweight to the healthcare and technology sectors, while we were underweight the financial and utility sectors.  We maintained this sector positioning until the third quarter, at which point we reduced our exposure to technology and increased our position in the energy sector due to indications from our investment model.  Overall, our exposure to the technology and healthcare sectors was additive to relative performance, while our decision to underweight the financial sector detracted from performance.  Also, our decision to become overweight to the energy sector in the third quarter detracted from performance as well.

We entered 2012 with an overweight allocation to growth investments versus value, which has been a common theme in our positioning since the end of 2010. However, we increased our exposure to value investments late in 2012, and ended the year neutral among growth and value investments.  Additionally, our investment models continued to maintain limited preference for mid- and small-cap companies, which led us to maintain modest exposure to these investments throughout 2012.

For most of 2012, we also avoided direct exposure to developed international and emerging markets based on output from our investment model.  However, our investment model began to shift preference toward developed international markets late in the third quarter, which led us to initiate a direct position in developed international stocks.  Our decision to avoid international markets until late in the third quarter benefited performance since developed international and emerging market securities underperformed the S&P 500 Index through this period.  Additionally, developed international securities outperformed the S&P 500 Index during the fourth quarter, which benefited our performance through year end.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	3 Year	5 Year	10 Year	Inception Date
Muirfield® Fund Expense Ratios+: Audited net 1.39% Gross 1.64%	12.38%	5.38%	-0.53%	5.10%	8/10/88
Blended Index3	9.51%	6.72%	1.60%	5.20%	7/31/88
S&P 500 Index	16.00%	10.86%	1.66%	7.09%	7/31/88

The Growth of $10,000 chart compares the value of the Muirfield Fund® to the S&P 500 Index, the Fund’s broad-based benchmark, and to an index composed of 60% of the S&P 500 Index and 40% of 90-day T-bills. The chart is intended to give you a general idea of how the Fund performed compared to these indices over the period from December 31, 2002 to December 31, 2012.  An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks and 90-day T-bills that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings as of December 31, 2012
1.	S&P 500 Futures, expiring March 2013, notional value $28,402,000	24.8%
2.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.60%	11.1%
3.	JP Morgan Disciplined Equity Fund	7.7%
4.	iShares MSCI EAFE Index Fund	7.2%
5.	Wells Fargo Advantage Growth Fund	6.7%
6.	iShares Russell 1000 Value Index Fund	6.6%
7.	Oppenheimer International Growth Fund	6.4%
8.	E-mini S&P MidCap 400 Futures, expiring March 2013, notional value $5,701,360	5.0%
9.	Energy Select Sector SPDR Fund	4.5%
10.	Health Care Select Sector SPDR Fund	4.3%
As a percentage of total net assets

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Muirfield Fund® during the periods shown above.  This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.39% for the Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements.  This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 11

Balanced Fund

The Meeder Balanced Fund, formerly The Defensive Balanced Fund, returned 10.42% for the year ended December 31, 2012 compared to the Blended Index return of 7.84% and the S&P 500 Index return of 16.00%.  The Balanced Fund will always invest at least 30% of its assets in fixed income securities.  The Fund will also hold a minimum 30% allocation in equity securities, with additional investments determined by our defensive equity discipline.
In the equity portion of the Fund, we entered 2012 with a 10% defensive position following output from our investment model that indicated some elements of risk in the stock market; however, we increased our stock market exposure as the quarter progressed following improvements in our quantitative investment model that gauges the stock market’s risk/reward dynamic.  During the second quarter, we increased our defensive position in fixed income investments following deterioration in several of the stock market’s technical components, and ended the quarter 90% invested in the stock market and 10% in fixed income investments.  In the third quarter, we increased our invested position following stock market gains and a reduction in volatility, and ended the third quarter 100% invested in the stock market.  However, we slightly increased our defensive position in the fourth quarter as a result of deterioration in the stock market’s trend and technical components following the U.S. elections in November.  As a result, we ended the fourth quarter with a modest defensive position in fixed income investments.

In our equity exposure, we entered 2012 with an overweight allocation to growth investments versus value, which has been a common theme in our positioning since the end of 2010. However, we increased our exposure to value investments late in 2012, and ended the year neutral among growth and value investments.  Additionally, our investment models continued to maintain limited preference for mid- and small-cap companies, which led us to maintain modest exposure to these investments throughout 2012.

For most of 2012, we avoided direct exposure to developed international and emerging market securities based on output from our investment model.  However, our investment model shifted preference toward developed international markets late in the third quarter, which led us to initiate a direct position in developed international stocks.  From the point we added our exposure, developed international securities outperformed the S&P 500 Index through the end of the year, which benefited our performance.

Regarding our sector exposure, we entered 2012 with an overweight to the healthcare and technology sectors, while we avoided the financial and utility sectors.  During the third quarter, we reduced our exposure to technology and increased our position in the energy sector.  Overall, our exposure to the technology and healthcare sectors was additive to relative performance, while our decision to underweight the financial sector detracted from performance.  Also, our decision to become overweight to the energy sector in the third quarter detracted from performance as well.

In the fixed income portion of the Fund, the target allocation was overweight investment grade corporate bond funds throughout 2012.  During much of the past year, the environment for investing in this sector remained favorable.  The financial position of bond issuers was bolstered by historically low interest rates, steady profit growth, and a recovering economy in the U.S.  In combination, these factors provided for a low probability of expected issuer defaults.   Additionally, high demand for securities providing a superior yield to Treasuries helped push the prices of investment grade bonds even higher.  The duration of the fixed income portion of the Fund was maintained mostly in line with our benchmark during 2012, consistent with readings from our fixed-income models that favored this position.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	3 Year	8/31/2008 – 12/31/20125	5 Year	Since Inception	Inception Date
Balanced Fund Expense Ratios+: Audited net 1.49% Gross 1.80%	10.42%	5.00%	2.97%	0.13%	1.64%	1/31/06
Blended Index4	7.84%	6.37%	4.15%6	2.80%	4.01%	1/31/06
S&P 500 Index	16.00%	10.86%	4.79%6	1.66%	3.77%	1/31/06

The Growth of $10,000 chart compares the Balanced Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index, which is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. T-bill and 30% of the Barclays Intermediate-Term Government/Credit Index.  The chart is intended to give you a general idea of how the Fund performed compared to these indices over the period from its inception on January 31, 2006 through December 31, 2012. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings as of December 31, 2012
1.	S&P 500 Futures, expiring March 2013, notional value $14,911,050	17.2%
2.	Federated Bond Fund	8.9%
3.	Vanguard Intermediate-Term Corporate Bond Fund	7.5%
4.	PIMCO Investment Grade Corporate Bond Fund	7.0%
5.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.60%	6.4%
6.	iShares MSCI EAFE Index Fund	5.0%
7.	Wells Fargo Advantage Growth Fund	4.7%
8.	Oppenheimer International Growth Fund	4.5%
9.	iShares Russell 1000 Value Index Fund	4.5%
10.	PIMCO Total Return Bond ETF	3.9%
As a percentage of total net assets

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Balanced Fund during the periods shown above.  This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.49% for the Fund. +The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 13

Dynamic Growth Fund

The Meeder Dynamic Growth Fund returned 14.58% for the year ended December 31, 2012 compared to the S&P 500 Index return of 16.00% for the same time period.  The performance of the Fund relative to the S&P 500 during 2012 was driven by numerous factors. We entered the first quarter with an overweight allocation to growth investments versus value, which has been a common theme in our positioning since the end of 2010. Additionally, our investment models continued to maintain limited preference for mid- and small-cap companies, which led us to maintain modest exposure to these investments.  Due to mostly similar performance, tactical decisions regarding domestic allocations among large-, mid-, and small-caps as well as growth versus value investments presented limited opportunities through the third quarter of 2012.  However, during the fourth quarter, mid- and small-caps outpaced large-cap stocks, which benefited performance due to our ongoing allocation to mid- and small-cap investments.  Additionally, we adjusted our exposure among growth and value investments late in 2012 by increasing our position in value investments, which was driven by short- and intermediate-term momentum factors in our investment model.  Overall, we ended 2012 with a neutral position among growth and value investments.

For most of 2012, we also avoided direct exposure to developed international and emerging markets securities based on output from our investment model.  However, our investment model began to shift preference toward developed international markets late in the third quarter due to valuation, momentum, and currency factors that we monitor.  As a result, we initiated a direct position in developed international stocks, which we maintained for the remainder of the year.  Our decision to avoid international markets until late in the third quarter benefited performance since developed international and emerging market securities underperformed the S&P 500 Index through this period.  Additionally, developed international securities outperformed the S&P 500 Index during the fourth quarter, which benefited our performance through year end.

On a sector basis, we entered 2012 with an overweight to the healthcare and technology sectors, while we were underweight the financial and utility sectors.  We maintained this sector positioning until the third quarter, at which point we reduced our exposure to technology and increased our position in the energy sector due to indications from our investment model.  Overall, our exposure to the technology and healthcare sectors benefited performance, while our decision to underweight the financial sector detracted from performance.  Also, our decision to become overweight to the energy sector in the third quarter detracted from performance as well.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	3 Year	5 Year	10 Year	Inception Date
Dynamic Growth Fund Expense Ratios+: Audited net 1.39% Gross 1.64%	14.58%	7.70%	-0.62%	6.05%	2/29/00
S&P 500 Index	16.00%	10.86%	1.66%	7.09%	2/29/00

The Growth of $10,000 chart compares the Dynamic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2002 to December 31, 2012.  An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings as of December 31, 2012
1.	S&P 500 Futures, expiring March 2013, notional value $24,851,750	27.0%
2.	JP Morgan Disciplined Equity Fund	8.7%
3.	iShares MSCI EAFE Index Fund	8.0%
4.	iShares Russell 1000 Value Index Fund	7.4%
5.	Oppenheimer International Growth Fund	7.4%
6.	Wells Fargo Advantage Growth Fund	7.2%
7.	E-mini S&P MidCap 400 Futures	5.5%
8.	Vanguard Equity Income Fund	4.8%
9.	PowerShares QQQ Trust	4.8%
10.	Health Care Select Sector SPDR Fund	4.6%
As a percentage of total net assets

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Dynamic Growth Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.39% for the Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 15

Aggressive Growth Fund

The Meeder Aggressive Growth Fund returned 14.05% for the year ended December 31, 2012.  By comparison, the S&P 500 Index returned 16.00% during the same time period.  We entered the first quarter with an overweight allocation to growth investments versus value.  Based on indications from our investment model, we reduced the magnitude of our overweight position in growth investments as the year progressed. Additionally, our investment models continued to maintain limited preference for mid- and small-cap companies, which led us to maintain modest exposure to these investments.  Due to mostly similar performance, tactical decisions regarding domestic allocations among large-, mid-, and small-caps as well as growth versus value investments presented limited opportunities through the third quarter of 2012.  However, during the fourth quarter, mid- and small-caps outpaced large-cap stocks, which benefited performance due to our ongoing allocation to mid- and small-cap investments.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations in the Fund as stock market conditions progressed.  We entered 2012 with an overweight to the healthcare and technology sectors, while we were underweight the financial and utility sectors.  We maintained this sector positioning until the third quarter, at which point we reduced our exposure to technology and increased our position in the energy sector due to indications from our investment model.  Overall, our exposure to the technology and healthcare sectors benefited performance, while our decision to underweight the financial sector detracted from performance.  Our decision to become overweight to the energy sector in the third quarter detracted from performance as well.

For most of 2012, we also avoided direct exposure to developed international and emerging markets based on output from our investment model.  However, our investment model began to shift preference toward developed international markets late in the third quarter due to valuation, momentum, and currency factors that we monitor.  As a result, we initiated a direct position in developed international stocks, which we maintained for the remainder of the year.  Our decision to avoid international markets until late in the third quarter benefited performance since developed international and emerging market securities underperformed the S&P 500 Index through this period.  Additionally, developed international securities outperformed the S&P 500 Index during the fourth quarter, which benefited our performance through year end.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	3 Year	5 Year	10 Year	Inception Date
Aggressive Growth Fund Expense Ratios+: Audited net 1.59% Gross 1.77%	14.05%	7.00%	-0.15%	6.06%	2/29/00
S&P 500 Index	16.00%	10.86%	1.66%	7.09%	2/29/00

The Growth of $10,000 chart compares the Aggressive Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2002 to December 31, 2012. An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings as of December 31, 2012
1.	S&P 500 Futures, expiring March 2013, notional value $12,780,900	32.8%
2.	iShares MSCI EAFE Index Fund	12.0%
3.	Wells Fargo Advantage Growth Fund	8.3%
4.	iShares Russell 1000 Value Index Fund	8.2%
5.	Oppenheimer International Growth Fund	8.1%
6.	JP Morgan Disciplined Equity Fund	7.2%
7.	Energy Select Sector SPDR Fund	6.2%
8.	Oppenheimer Equity Income Fund	3.6%
9.	Health Care Select Sector SPDR Fund	2.8%
10.	PowerShares QQQ Trust	2.8%
As a percentage of total net assets

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Aggressive Growth Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual. The contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.59% for the Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements.  This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 17

Strategic Growth Fund

The Meeder Strategic Growth Fund returned 13.15% for the year ended December 31, 2012, compared to the custom benchmark return of 14.99% for the same period.  The Fund also underperformed the broader market during the year, as measured by the S&P 500 Index, which returned 16.00%.  The Strategic Growth Fund is fully invested in the equity market at all times, and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable, and actively managed by using our strategic security selection process.  The current target allocation is comprised of the following: 25% large-cap, 20% mid-cap, 18% international, 13% small-cap, 12% real estate, and 12% commodities.  Within each respective category, we seek to identify securities that will outperform by utilizing an evaluation process based on valuation factors, measures of volatility, and risk-adjusted returns. Investments that fall out of favor within our models are sold and replaced with securities ranked higher by our evaluation process.

The Fund’s performance during 2012 versus the S&P 500 can be attributed to one of the asset allocation categories.  While the S&P 500 posted a gain of 16.00% during the year, the commodities category, which comprises 12.5% of the Fund, was essentially unchanged for the year.  However, all other asset allocation categories outperformed the S&P 500 Index, with the strongest gain experienced in emerging market stocks, as evidenced by the MSCI Emerging Markets Index increase of 17.96%.  We also experienced strong results among domestic mid-cap stocks, with the S&P MidCap 400 Index up 17.89% for 2012.

The Fund also experienced mixed results when comparing the performance of the underlying holdings against their respective benchmark indexes.  The Ivy Mid Cap Growth Fund returned 13.21% compared to the S&P MidCap 400 Index return of 17.89%.  However, we experienced favorable results with other holdings, including the Oppenheimer International Growth Fund that retuned 22.10% compared to the benchmark return of 17.58%.  Additionally, the Ridgeworth Small Cap Value Fund returned 16.80% compared the benchmark return of 16.35%.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)

	1 Year	3 Year	8/31/2008 – 12/31/20128	5 Year	Since Inception	Inception Date
Strategic Growth Fund Expense Ratios+: Audited net 1.39% Gross 1.70%	13.15%	7.55%	1.89%	-0.75%	1.28%	1/31/06
Blended Index7	14.99%	10.29%	2.96%6	1.47%	3.39%	1/31/06
S&P 500 Index	16.00%	10.86%	4.79%6	1.66%	3.77%	1/31/06

The Growth of $10,000 chart compares the Strategic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and the Blended Index, which consists of 25% of the S&P 500 Index, 20% of the S&P MidCap 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones US Select REIT Index, 12.5% of the S&P GSCI Index, 12% of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index. The chart is intended to give you a general idea of how the Fund performed compared to these indices over the period from its inception on January 31, 2006 to December 31, 2012.  An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings as of December 31, 2012
1.	iShares Dow Jones US Real Estate Index Fund	13.0%
2.	E-mini S&P MidCap 400 Futures, expiring March 2013, notional value $9,061,090	11.4%
3.	Ivy Mid Cap Growth Fund	9.4%
4.	Wells Fargo Advantage Growth Fund	8.2%
5.	Oppenheimer Equity Income Fund	7.2%
6.	S&P 500 Futures, expiring March 2013, notional value $5,680,400	7.0%
7.	RidgeWorth Small Cap Value Equity Fund	6.9%
8.	RS Global Natural Resources Fund	5.9%
9.	iShares MSCI EAFE Index Fund	5.1%
10.	Energy Select Sector SPDR Fund	4.8%
As a percentage of total net assets

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Strategic Growth Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual. The contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.39% for the Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 19

Utilities and Infrastructure Fund

The Meeder Utilities and Infrastructure Fund returned 1.52% for the year ended December 31, 2012, compared to the Russell 3000 Utilities Index return of 7.71% for the same time period.  The Utilities and Infrastructure Fund was able to post a gain for the first quarter despite poor performance from large-cap utilities and a weakened natural gas market.  Veolia Environnement returned 49% in the first quarter, aided by plans to divest assets and reduce debt.  EnerSys was up 33% following strong revenue growth and plans for an Indian joint venture.  CARBO Ceramics declined 14% in spite of strong revenue for the quarter, after the manufacturer missed earnings targets.  NII Holdings fell by 14% in the face of strong competition and lower earnings guidance.

The Fund trailed the broader utilities index during the second quarter due primarily to strong performance among conventional large-cap utilities, which we were underweight.  Qualcomm was a detractor from performance with a second quarter decline of 17%, despite the company’s better than expected revenue and net income.  Verizon, which gained 18% during the quarter, was a leading contributor to our returns as a result of the company’s strong earnings report stemming from its smartphone business.  Finally, we raised our weight in ITC after a complaint about transmission rates prompted nervous investors to exit the stock.  We would note that the company projected an increasing compound annual growth rate as a result of its merger with Entergy’s transmission business.

The Fund outperformed the broader utilities index during the third quarter due primarily to strong performance among infrastructure, telecom, and natural gas stocks.  There were several strong contributors to performance, including Williams Companies, which raised their dividend for the second time this year.  National Fuel Gas beat earnings estimates and raised their profit guidance, while Qualcomm also contributed to performance as the company experienced a tailwind from Apple and growth in China.  A detractor from performance was Enersis, which faced political and regulatory issues in Brazil.

During the fourth quarter, about a third of the stocks held in our portfolio provided gains compared to only one stock with a positive return among the 20 largest publicly traded utility companies.  Among others, gainers were found in engineering and construction, while decliners were found in telecom and gas-related companies.  We increased our weight in Telephone and Data Systems, a merger or acquisition candidate that we also believe is well positioned on its own as a telecom investment. We sold battery company EnerSys on a disappointing earnings report coupled with our opinion that the company was too economically sensitive for our portfolio at this time. We also sold the remainder of our small position in NII Holdings considering the company’s delayed move into current-generation technology.

Period & Average Annual Total Returns as of December 31, 2012 (Unaudited)
	1 Year	3 Year	5 Year	10 Year	Inception Date
Utilities and Infrastructure Fund9 Expense Ratios+: Audited net 1.89% Gross 2.02%	1.52%	6.38%	-0.39%	8.06%	6/21/95
Russell 3000 Utilities Index	7.71%	10.62%	1.47%	8.27%	6/30/95

Sector Concentration as of December 31, 2012
1.	Telephone & Telecommunications	20%
2.	Utility Services	19%
3.	Pipelines	19%
4.	Natural Gas Distribution	15%
5.	Electric Utility	14%
6.	Oil Exploration & Production	8%
7.	Water Utility	4%
8.	Cash & Equivalents	1%
As a percentage of total net assets Concentrations are subject to change.

The Growth of $10,000 chart compares the Utilities and Infrastructure Fund’s value to the Russell 3000 Utilities Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmarks over the period from December 31, 2002 to December 31, 2012.  An understanding of the differences between the Fund and this index is important.  The benchmark index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.

Past performance does not guarantee future results.  The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings as of December 31, 2012
1.	NiSource, Inc.	6.6%
2.	Questar Corporation	5.0%
3.	ITC Holdings Corporation	4.5%
4.	AT&T, Inc.	4.4%
5.	QUALCOMM, Inc.	4.4%
6.	Enterprise Products Partners, L.P.	4.4%
7.	Williams Companies, Inc.	4.2%
8.	General Electric Co.	4.1%
9.	Fluor Corporation	4.0%
10.	American Water Works, Inc.	4.0%
As a percentage of total net assets

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Utilities and Infrastructure Fund during the periods shown above.  This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver will terminate on April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees.  Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.92% for the Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/12, including the effect of expense waivers and reimbursements.  This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2012 Annual Report | December 31, 2012	Page 21

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2012 to December 31, 2012.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES	Beginning Account Value (6/30/2012)	Ending Account Value (12/31/2012)	Expenses Paid During Period1 (6/30/2012 - 12/31/2012)	Expense Ratio (Annualized)
Money Market Fund - Retail Class	$1,000.00	$1,000.50	$1.56	0.31%
Money Market Fund - Institutional Class	$1,000.00	$1,000.80	$1.21	0.24%
Total Return Bond Fund	$1,000.00	$1,059.10	$5.12	0.99%
Quantex FundTM	$1,000.00	$1,125.00	$8.49	1.59%
Muirfield Fund®	$1,000.00	$1,046.80	$7.15	1.39%
Balanced Fund	$1,000.00	$1,044.00	$7.66	1.49%
Dynamic Growth Fund	$1,000.00	$1,059.00	$7.19	1.39%
Aggressive Growth Fund	$1,000.00	$1,063.00	$8.25	1.59%
Strategic Growth Fund	$1,000.00	$1,072.40	$7.24	1.39%
Utilities and Infrastructure Fund	$1,000.00	$1,031.90	$9.55	1.87%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE (5% return before expenses)	Beginning Account Value (6/30/2012)	Ending Account Value (12/31/2012)	Expenses Paid During Period1 (6/30/2012- 12/31/2012)	Expense Ratio (Annualized)
Money Market Fund - Retail Class	$1,000.00	$1,023.58	$1.58	0.31%
Money Market Fund - Institutional Class	$1,000.00	$1,023.93	$1.22	0.24%
Total Return Bond Fund	$1,000.00	$1,020.16	$5.03	0.99%
Quantex FundTM	$1,000.00	$1,017.14	$8.06	1.59%
Muirfield Fund®	$1,000.00	$1,018.15	$7.05	1.39%
Balanced Fund	$1,000.00	$1,017.65	$7.56	1.49%
Dynamic Growth Fund	$1,000.00	$1,018.15	$7.05	1.39%
Aggressive Growth Fund	$1,000.00	$1,017.14	$8.06	1.59%
Strategic Growth Fund	$1,000.00	$1,018.15	$7.05	1.39%
Utilities and Infrastructure Fund	$1,000.00	$1,015.74	$9.48	1.87%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

1
Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the total number of days in the six-month period).

Page 22	2012 Annual Report | December 31, 2012

Disclosures

Past performance is not a guarantee of future results.  All performance figures represent total returns and average annual total returns or current and effective yields for the periods ended December 31, 2012.  Investment performance assumes reinvestment of all dividend and capital gain distributions.  The investment return and principal value of an investment will fluctuate so an investor’s shares or units, when redeemed, may be worth more or less than their original cost.  Management fees and/or expenses were waived and/or reimbursed in Meeder Funds during the periods shown to reduce expenses.  Except for transfer agent fee waivers, all expenses, management fees, reimbursements or waivers for the Funds were voluntary through August 21, 2012.  Effective August 22, 2012, the Adviser contractually agreed to waive and/or reimburse certain expenses.  This contractual waiver will terminate on April 30, 2013 unless sooner terminated at the sole discretion of the Funds’ Board of Trustees. The Quantex FundTM management fee waiver is contractual and can be terminated annually by the Adviser on its renewal date, April 30, 2013.

1	The blended index consists of 50% of the Russell 2000 Index and 50% of the S&P 400 MidCap Index.

2
The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to the Quantex Fund™, also changing the Fund’s investment objective and strategies. The Highlands Growth Fund focused on large-cap equities, while the Quantex Fund™ utilizes quantitative investment strategies that invest primarily in small- and mid-cap equities. Due to this change in strategies on April 30, 2005, the S&P 500 Index is a more comparative index for Fund performance prior to April 30, 2005. The Russell 2000 Index and S&P 400 MidCap Index are more comparative indices for Fund performance after April 30, 2005.

3	The blended index is comprised of 60% of the S&P 500 Index and 40% of the average 90-day U.S. T-bill.

4	The blended index consists of 42% of the S&P 500 Index, 28% of the average 90-day U.S. T-bill and 30% of the Barclays Intermediate-Term Government/Credit Index.

5
On August 25, 2008, The Defensive Growth Fund became known as The Defensive Balanced Fund and its investment strategy changed. In 2012, The Defensive Balanced Fund became known as the Balanced Fund. This Fund will always invest at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, this Fund will always invest at least 30% and may invest up to 70% of its assets primarily in investment grade bonds, money market instruments, or exchange traded funds.

6	Specified index returns are calculated for the period 8/31/08 to 12/31/12.

7
The blended index consists of 25% of the S&P 500 Index, 20% of the S&P 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones US Select REIT Index, 12.5% of the S&P GSCI Index, 12% of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index.

8
On August 25, 2008, The Focused Growth Fund became known as the Strategic Growth Fund and its investment strategy changed. This Fund will pursue its goal by investing primarily in open-end or closed-end investment companies that seek capital growth or appreciation without regard to current income. In addition, this Fund will always have set allocations to U.S. large-cap equities, U.S. mid-cap equities, U.S. small-cap equities, non-U.S./International (including emerging markets) equities, real estate equities and commodity based equities.

9
The Utilities and Infrastructure Fund was previously known as The Total Return Utilities Fund. On June 30, 2011, the Total Return Utilities Fund changed its name to the Utilities and Infrastructure Fund. Its investment objective and strategy remained unchanged.

+
The current net expense ratio is based on average daily net assets for the year ended 12/31/12, including effect of voluntary and/or contractual expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. Gross Expense Ratios are percentages of the Funds’ assets, including acquired fund fees and expenses, as they are shown in the most recent Prospectus.

*
The current and effective yields quoted for the Money Market Fund are as of December 31, 2012.  Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations.  To obtain the current 7-day yields for the Money Market Fund, call Meeder Funds Client Services Department toll free at (800) 325-3539 or (614) 760-2159.  Investments in the Money Market Fund (either class) are not a deposit and are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Fund (either class).

To obtain a prospectus containing more information about the Meeder Funds, including other fees and expenses that apply to a continued investment in the Funds, you may call (800) 325-3539, visit our website at www.meederfunds.com, or write to P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.

Note on comparative indices: Returns for an index do not reflect fees, brokerage commissions, or other expenses associated with investing. One cannot invest directly in an index. Source for equity index data: Bloomberg LP. Source for fixed income index data: Morningstar, Inc. Source for average general-purpose money market fund performance: Lipper, Inc.

2012 Annual Report | December 31, 2012	Page 23

2012 Annual Report Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2012

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 60.3%
Energy Select Sector SPDR Fund	72,525	5,179,735
Health Care Select Sector SPDR Fund	123,875	4,940,197
iShares Dow Jones Select Dividend Index Fund	62,200	3,560,328
iShares MSCI EAFE Index Fund	145,175	8,254,650
iShares Russell 1000 Growth Index Fund	42,150	2,760,404
iShares Russell 1000 Value Index Fund	103,150	7,511,383
JPMorgan Disciplined Equity Fund	497,850	8,861,736
Oppenheimer Equity Income Fund, Inc.	126,891	3,234,447
Oppenheimer International Growth Fund	239,044	7,341,053
PowerShares QQQ Trust	73,880	4,811,812
Vanguard Equity Income Fund	94,742	4,795,844
Wells Fargo Advantage Growth Fund (2)	177,623	7,648,438
Total Registered Investment Companies (Cost $65,779,698)		68,900,027

Money Market Registered Investment Companies — 20.7%
Meeder Money Market Fund - Institutional Class, 0.15% (3)	23,673,935	23,673,935
Total Money Market Registered Investment Companies (Cost $23,673,935)		23,673,935

Bank Obligations — 4.4%
FICA Bank Deposit Program, 0.30% (4)	5,012,043	5,012,043
Total Bank Obligations (Cost $5,012,043)		5,012,043

Floating Rate Demand Notes — 11.1%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 1/1/2013 (5)	12,659,931	12,659,931
Total Floating Rate Demand Notes (Cost $12,659,931)		12,659,931

U.S. Government Obligations — 3.1%
U.S. Treasury Bill, 0.13%, due 3/7/2013 (6)	3,500,000	3,499,797
Total U.S. Government Obligations (Cost $3,499,178)		3,499,797
Total Investments — 99.6% (Cost $110,624,785)(1)		113,745,733
Other Assets less Liabilities — 0.4%		425,371
Total Net Assets — 100.0%		114,171,104

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	2,791	23,556
Meeder Balanced Fund	1,453	14,617
Meeder Dynamic Growth Fund	905	7,964
Meeder Muirfield Fund	4,445	25,825
Meeder Quantex Fund	2,815	71,670
Meeder Utilities & Infrastructure Fund	326	7,879
Total Trustee Deferred Compensation (Cost $115,141)		151,511

Muirfield Fund
Security Description	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2013, notional value $28,402,000	80	(151,600)
Standard & Poors Mid Cap 400 E-Mini expiring March 2013, notional value $5,701,360	56	95,900
Total Futures Contracts	136	(55,700)

(1)	Cost for federal income tax purposes of $110,713,798 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,290,469
Unrealized depreciation	(258,534)
Net unrealized appreciation (depreciation)	$3,031,935

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(4)
The bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(5)	Floating rate security. The rate shown represents the rate in effect at December 31, 2012.

(6)	Pledged as collateral on futures contracts.

(7)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 25

Schedule of Investments
December 31, 2012

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 67.8%
Energy Select Sector SPDR Fund	66,850	4,774,427
Health Care Select Sector SPDR Fund	106,850	4,261,231
iShares Dow Jones Select Dividend Index Fund	53,325	3,052,323
iShares MSCI EAFE Index Fund	130,175	7,401,751
iShares Russell 1000 Growth Index Fund	38,825	2,542,649
iShares Russell 1000 Value Index Fund	94,450	6,877,849
JPMorgan Disciplined Equity Fund	451,185	8,031,089
Oppenheimer Equity Income Fund, Inc.	119,560	3,047,575
Oppenheimer International Growth Fund	222,402	6,829,962
PowerShares QQQ Trust	67,700	4,409,308
Vanguard Equity Income Fund	88,352	4,472,380
Wells Fargo Advantage Growth Fund (2)	155,123	6,679,610
Total Registered Investment Companies (Cost $59,401,517)		62,380,154

Money Market Registered Investment Companies — 21.5%
Meeder Money Market Fund - Institutional Class, 0.15% (3)	19,765,043	19,765,043
Total Money Market Registered Investment Companies (Cost $19,765,043)		19,765,043

Bank Obligations — 5.4%
FICA Bank Deposit Program, 0.30% (4)	5,012,043	5,012,043
Total Bank Obligations (Cost $5,012,043)		5,012,043

Floating Rate Demand Notes — 2.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 1/1/2013 (5)	1,817,522	1,817,522
Total Floating Rate Demand Notes (Cost $1,817,522)		1,817,522

U.S. Government Obligations — 3.3%
U.S. Treasury Bill, 0.13%, due 3/7/2013 (6)	3,000,000	2,999,826
Total U.S. Government Obligations (Cost $2,999,296)		2,999,826
Total Investments — 100.0% (Cost $88,995,421)(1)		91,974,588
Other Assets less Liabilities — 0.0%		2,654
Total Net Assets — 100.0%		91,977,242

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	2,060	17,386
Meeder Balanced Fund	1,064	10,704
Meeder Dynamic Growth Fund	670	5,896
Meeder Muirfield Fund	2,379	13,822
Meeder Quantex Fund	1,254	31,927
Meeder Utilities & Infrastructure Fund	240	5,801
Total Trustee Deferred Compensation (Cost $67,666)		85,536

Dynamic Growth Fund
	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2013, notional value $24,851,750	70	(132,650)
Standard & Poors Mid Cap 400 E-Mini expiring March 2013, notional value $5,090,500	50	85,625
Total Futures Contracts	120	(47,025)

(1)	Cost for federal income tax purposes of $89,014,972 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,204,565
Unrealized depreciation	(244,949)
Net unrealized appreciation (depreciation)	$2,959,616

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(4)
The bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(5)	Floating rate security. The rate shown represents the rate in effect at December 31, 2012.

(6)	Pledged as collateral on futures contracts.

(7)	Assets of affiliates to the Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 26	2012 Annual Report | December 31, 2012

Schedule of Investments
December 31, 2012

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 63.5%
Energy Select Sector SPDR Fund	33,625	2,401,498
Health Care Select Sector SPDR Fund	27,100	1,080,762
iShares MSCI EAFE Index Fund	81,950	4,659,678
iShares Russell 1000 Growth Index Fund	13,050	854,644
iShares Russell 1000 Value Index Fund	43,950	3,200,439
Ivy Mid Cap Growth Fund	46,744	891,402
JPMorgan Disciplined Equity Fund	157,485	2,803,233
Oppenheimer Equity Income Fund, Inc.	55,006	1,402,098
Oppenheimer International Growth Fund	102,544	3,149,114
PowerShares QQQ Trust	16,550	1,077,903
Wells Fargo Advantage Growth Fund (2)	75,201	3,238,149
Total Registered Investment Companies (Cost $23,793,370)		24,758,920

Money Market Registered Investment Companies — 18.8%
Meeder Money Market Fund - Institutional Class, 0.15% (3)	7,303,954	7,303,954
Total Money Market Registered Investment Companies (Cost $7,303,954)		7,303,954

Bank Obligations — 12.6%
FICA Bank Deposit Program, 0.30% (4)	4,911,971	4,911,971
Total Bank Obligations (Cost $4,911,971)		4,911,971

Floating Rate Demand Notes — 0.5%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 1/1/2013 (5)	201,274	201,274
Total Floating Rate Demand Notes (Cost $201,274)		201,274

U.S. Government Obligations — 3.9%
U.S. Treasury Bill, 0.13%, due 3/7/2013 (6)	1,500,000	1,499,913
Total U.S. Government Obligations (Cost $1,499,648)		1,499,913
Total Investments — 99.3% (Cost $37,710,217)(1)		38,676,032
Other Assets less Liabilities — 0.7%		262,938
Total Net Assets — 100.0%		38,938,970

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	1,089	9,191
Meeder Balanced Fund	574	5,774
Meeder Dynamic Growth Fund	350	3,080
Meeder Muirfield Fund	1,392	8,088
Meeder Quantex Fund	780	19,859
Meeder Utilities & Infrastructure Fund	127	3,070
Total Trustee Deferred Compensation (Cost $39,130)		49,062

Aggressive Growth Fund
	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2013, notional value $12,780,900	36	(68,220)
Standard & Poors Mid Cap 400 E-Mini expiring March 2013, notional value $1,323,530	13	22,263
Total Futures Contracts	49	(45,957)

(1)	Cost for federal income tax purposes of $37,759,651 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,024,823
Unrealized depreciation	(108,442)
Net unrealized appreciation (depreciation)	$916,381

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(4)
The bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(5)	Floating rate security. The rate shown represents the rate in effect at December 31, 2012.

(6)	Pledged as collateral on futures contracts.

(7)	Assets of affiliates to the Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 27

Schedule of Investments
December 31, 2012

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 72.9%
Energy Select Sector SPDR Fund	38,575	2,755,027
Federated Bond Fund	798,294	7,687,567
Health Care Select Sector SPDR Fund	67,350	2,685,952
iShares Dow Jones Select Dividend Index Fund	32,000	1,831,680
iShares iBoxx $ Investment Grade Corporate Bond Fund	27,650	3,345,374
iShares MSCI EAFE Index Fund	75,375	4,285,823
iShares Russell 1000 Growth Index Fund	22,650	1,483,348
iShares Russell 1000 Value Index Fund	53,275	3,879,485
JPMorgan Disciplined Equity Fund	260,836	4,642,882
Oppenheimer Equity Income Fund, Inc.	63,381	1,615,593
Oppenheimer International Growth Fund	126,448	3,883,220
Pimco Investment Grade Corporate Bond Fund	543,800	6,047,060
Pimco Total Return Exchange-Traded Fund	30,800	3,358,740
PowerShares QQQ Trust	39,125	2,548,215
Vanguard Equity Income Fund	49,037	2,482,241
Vanguard Intermediate-Term Corporate Bond ETF	73,700	6,460,541
Wells Fargo Advantage Growth Fund (2)	95,251	4,101,502
Total Registered Investment Companies (Cost $60,678,618)		63,094,250

Money Market Registered Investment Companies — 12.9%
Meeder Money Market Fund - Institutional Class, 0.15% (3)	11,209,336	11,209,336
Total Money Market Registered Investment Companies (Cost $11,209,336)		11,209,336

Bank Obligations — 5.8%
FICA Bank Deposit Program, 0.30% (4)	5,012,043	5,012,043
Total Bank Obligations (Cost $5,012,043)		5,012,043

Floating Rate Demand Notes — 6.4%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 1/1/2013 (5)	5,568,324	5,568,324
Total Floating Rate Demand Notes (Cost $5,568,324)		5,568,324

U.S. Government Obligations — 2.3%
U.S. Treasury Bill, 0.13%, due 3/7/2013 (6)	2,000,000	1,999,884
Total U.S. Government Obligations (Cost $1,999,531)		1,999,884
Total Investments — 100.3% (Cost $84,467,852 )(1)		86,883,837
Liabilities less Other Assets — (0.3%)		(256,041)
Total Net Assets — 100.0%		86,627,796
Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	1,847	15,589
Meeder Balanced Fund	979	9,849
Meeder Dynamic Growth Fund	595	5,236
Meeder Muirfield Fund	1,699	9,871
Meeder Quantex Fund	729	18,560
Meeder Utilities & Infrastructure Fund	215	5,197
Total Trustee Deferred Compensation (Cost $55,079)		64,302

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2013, notional value $14,911,050	42	(79,590)
Standard & Poors Mid Cap 400 E-Mini expiring March 2013, notional value $2,850,680	28	47,950
Total Futures Contracts	70	(31,640)

(1)	Cost for federal income tax purposes of $84,473,034 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,662,570
Unrealized depreciation	(251,767)
Net unrealized appreciation (depreciation)	$2,410,803

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(4)
The bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(5)	Floating rate security. The rate shown represents the rate in effect at December 31, 2012.

(6)	Pledged as collateral on futures contracts.

(7)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 28	2012 Annual Report | December 31, 2012

Schedule of Investments
December 31, 2012

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 82.9%
Energy Select Sector SPDR Fund	53,975	3,854,895
iShares Dow Jones U.S. Real Estate Index Fund	159,900	10,340,733
iShares MSCI EAFE Index Fund	72,000	4,093,920
iShares MSCI Emerging Markets Index Fund	83,300	3,694,355
iShares Russell 2000 Growth Index Fund	26,175	2,494,739
iShares Russell 2000 Value Index Fund	33,750	2,548,463
Ivy Mid Cap Growth Fund	389,612	7,429,907
Materials Select Sector SPDR Trust	44,775	1,680,854
Oppenheimer Developing Markets Fund	98,756	3,444,626
Oppenheimer Equity Income Fund, Inc.	228,592	5,826,811
Oppenheimer International Growth Fund	117,466	3,607,385
RidgeWorth Small Cap Value Equity Fund	400,344	5,532,757
RS Global Natural Resources Fund	127,519	4,747,534
Wells Fargo Advantage Growth Fund (2)	150,737	6,490,736
Total Registered Investment Companies (Cost $62,044,914)		65,787,715

Money Market Registered Investment Companies — 7.1%
Meeder Money Market Fund - Institutional Class, 0.15% (3)	5,632,446	5,632,446
Total Money Market Registered Investment Companies (Cost $5,632,446)		5,632,446

Bank Obligations — 6.3%
FICA Bank Deposit Program, 0.30% (4)	5,012,043	5,012,043
Total Bank Obligations (Cost $5,012,043)		5,012,043

Floating Rate Demand Notes — 2.5%
Caterpillar Financial Power Investment Floating Rate Demand Note, 0.60%, 1/1/2013 (5)	2,008,580	2,008,580
Total Floating Rate Demand Notes (Cost $2,008,580)		2,008,580

U.S. Government Obligations — 2.5%
U.S. Treasury Bill, 0.13%, due 3/7/2013 (6)	2,000,000	1,999,884
Total U.S. Government Obligations (Cost $1,999,531)		1,999,884
Total Investments — 101.3% (Cost $76,697,514)(1)		80,440,668
Liabilities less Other Assets — (1.3%)		(994,896)
Total Net Assets — 100.0%		79,445,772

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	1,613	13,614
Meeder Balanced Fund	861	8,662
Meeder Dynamic Growth Fund	521	4,585
Meeder Muirfield Fund	1,495	8,686
Meeder Quantex Fund	635	16,167
Meeder Utilities & Infrastructure Fund	188	4,544
Total Trustee Deferred Compensation (Cost $48,900)		56,258

Strategic Growth Fund
	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2013, notional value $5,680,400	16	(30,320)
Standard & Poors Mid Cap 400 E-Mini expiring March 2013, notional value $9,061,090	89	152,413
Total Futures Contracts	105	122,093

(1)	Cost for federal income tax purposes of $76,796,464 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,859,238
Unrealized depreciation	(215,034)
Net unrealized appreciation (depreciation)	$3,644,204

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(4)
The bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(5)	Floating rate security. The rate shown represents the rate in effect at December 31, 2012.

(6)	Pledged as collateral on futures contracts.

(7)	Assets of affiliates to the Strategic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 29

Schedule of Investments
December 31, 2012

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 98.3%
Basic Materials — 2.3%
Alpha Natural Resources, Inc.	9,810	95,550
United States Steel Corp.	7,565	180,425
Vulcan Materials Company	5,085	264,674
(Cost $622,533)		540,649
Business Services — 5.7%
Cintas Corporation	5,755	235,379
H&R Block, Inc.	12,275	227,947
Interpublic Group of Companies, Inc./The	20,600	227,012
Robert Half International, Inc.	7,040	224,013
Ryder System, Inc.	3,775	188,486
Total System Services, Inc.	10,255	219,662
(Cost $1,152,876)		1,322,499
Communications — 0.9%
Cablevision Systems Corp.	14,105	210,729
(Cost $207,523)		210,729
Consumer Cyclical — 2.1%
Hasbro, Inc.	6,280	225,452
Netflix, Inc. (2)	2,895	268,048
(Cost $440,919)		493,500
Consumer Goods — 13.1%
Avery Dennison Corp.	6,985	243,916
Bemis Company, Inc.	6,660	222,844
Constellation Brands, Inc. (2)	9,695	343,105
Dean Foods Company (2)	17,895	295,446
Harman International Industries, Inc.	5,265	235,030
Hormel Foods Corp.	6,850	213,789
International Flavors & Fragrances, Inc.	3,820	254,183
JC Penney Company, Inc.	5,700	112,347
Masco Corp.	19,130	318,706
Newell Rubbermaid, Inc.	12,415	276,482
Owens-Illinois, Inc. (2)	10,345	220,038
Pitney Bowes, Inc.	10,805	114,965
Sealed Air Corp.	11,640	203,816
(Cost $2,845,028)		3,054,667
Consumer Services — 14.0%
AutoNation, Inc. (2)	5,435	215,770
Big Lots, Inc. (2)	5,300	150,838
D.R. Horton, Inc.	15,895	314,403
Expedia, Inc.	6,910	424,550
GameStop Corp.	8,295	208,122
Lennar Corp.	10,205	394,627
PulteGroup, Inc. (2)	31,778	577,089
Sears Holdings Corp. (2)	6,305	260,775
Sears Hometown and Outlet Stores, Inc. (2)	1,374	44,737
SUPERVALU, Inc.	24,685	60,972
TripAdvisor, Inc. (2)	7,950	333,264
Urban Outfitters, Inc. (2)	7,270	286,147
(Cost $2,401,893)		3,271,294
Consumer Discretionary — 3.7%
Abercrombie and Fitch Co.	4,100	196,677
Leggett & Platt, Inc.	8,695	236,678
Whirlpool Corp.	4,225	429,894
(Cost $616,747)		863,249

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Energy — 5.1%
Diamond Offshore Drilling, Inc.	3,625	246,355
Nabors Industries, Ltd. (2)	11,560	167,042
Newfield Exploration Company (2)	5,300	141,934
Rowan Companies, Inc. (2)	6,595	206,226
SunCoke Energy, Inc. (2)	2,590	40,378
Tesoro Corp.	8,580	377,949
(Cost $1,131,879)		1,179,884
Financial Services — 16.2%
Apartment Investment & Management Company (3)	8,745	236,640
Assurant, Inc.	4,875	169,163
CBRE Group, Inc. (2)	13,165	261,984
Cincinnati Financial Corporation	6,575	257,477
E*TRADE Financial Corp. (2)	25,177	225,334
Equifax, Inc.	5,175	280,070
Federated Investors, Inc.	13,235	267,744
First Horizon National Corp.	25,057	248,315
Genworth Financial, Inc. (2)	30,605	229,844
Hudson City Bancorp, Inc.	32,070	260,729
Huntington Bancshares, Inc.	36,510	233,299
Legg Mason, Inc.	8,325	214,119
NASDAQ OMX Group, Inc./The	8,185	204,543
People's United Financial, Inc.	15,595	188,544
Torchmark Corp.	4,615	238,457
Wells Fargo & Co. Preferred (2)	1	0
Zions Bancorporation	12,315	263,541
(Cost $3,528,152)		3,779,803
Hardware — 6.9%
Advanced Micro Devices, Inc. (2)	37,120	89,088
Jabil Circuit, Inc.	10,200	196,758
JDS Uniphase Corp. (2)	19,207	259,295
Lam Research Corp. (2)	5,457	197,161
Lexmark International, Inc.	6,070	140,763
LSI Corp. (2)	33,685	238,153
Molex, Inc.	8,390	229,299
Teradyne, Inc. (2)	14,705	248,367
(Cost $1,707,525)		1,598,884
Healthcare — 6.8%
Coventry Health Care, Inc.	6,595	295,654
DENTSPLY International, Inc.	5,720	226,569
Hospira, Inc. (2)	6,595	206,028
Patterson Companies, Inc.	6,785	232,251
PerkinElmer, Inc.	10,015	317,876
Tenet Healthcare Corp. (2)	9,767	317,134
(Cost $1,291,541)		1,595,512
Industrial Materials — 7.6%
Allegheny Technologies, Inc.	4,190	127,208
FLIR Systems, Inc.	7,995	178,414
Goodyear Tire & Rubber Company/The (2)	14,145	195,343
Leucadia National Corp.	8,805	209,471
RR Donnelly & Sons, Co.	13,885	124,826
SAIC, Inc.	16,305	184,573
Snap-on, Inc.	3,960	312,799

The accompanying notes are an integral part of these financial statements.

Page 30	2012 Annual Report | December 31, 2012

Schedule of Investments
December 31, 2012

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Titanium Metals Corp.	13,375	220,821
Xylem, Inc.	7,810	211,651
(Cost $1,955,483)		1,765,106
Media — 3.2%
Gannett Company, Inc.	14,985	269,880
Scripps Networks Interactive	4,720	273,382
Washington Post Company/The	530	193,561
(Cost $671,573)		736,823
Software — 0.9%
Dun & Bradstreet Corp./The	2,675	210,389
(Cost $215,633)		210,389
Technology — 3.4%
Computer Sciences Corp.	8,460	338,823
First Solar, Inc. (2)	5,935	183,128
Harris Corp.	5,560	272,217
(Cost $638,458)		794,168
Utilities — 6.4%
AGL Resources, Inc.	4,741	189,498
Integrys Energy Group, Inc.	3,695	192,953
MetroPCS Communications, Inc. (2)	23,095	229,564
NRG Energy, Inc.	11,060	254,269
Pepco Holdings, Inc.	9,880	193,747
Quanta Services, Inc. (2)	9,300	253,797
TECO Energy, Inc.	10,475	175,561
(Cost $1,406,776)		1,489,389
Total Common Stocks (Cost $20,834,539)		22,906,545

Money Market Registered Investment Companies — 1.3%
Meeder Money Market Fund - Institutional Class, 0.15% (4)	307,300	307,300
Total Money Market Registered Investment Companies (Cost $307,300)		307,300

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 1/1/2013 (5)	86	86
Total Floating Rate Demand Notes (Cost $86)		86

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.13%, due 3/7/2013 (6)	100,000	99,994
Total U.S. Government Obligations (Cost $99,977)		99,994
Total Investments — 100.0% (Cost $21,241,902)(1)		23,313,925
Liabilities less Other Assets — (0.0%)		(8,424)
Total Net Assets — 100.0%		23,305,501

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	816	6,887
Meeder Balanced Fund	431	4,336
Meeder Dynamic Growth Fund	262	2,306
Meeder Muirfield Fund	1,643	9,546
Meeder Quantex Fund	1,124	28,617
Meeder Utilities & Infrastructure Fund	96	2,320
Total Trustee Deferred Compensation (Cost $40,057)		54,012

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 E-Mini expiring March 2013, notional value $407,240	4	6,850
Total Futures Contracts	4	6,850

(1)	Cost for federal income tax purposes of $21,400,756 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,616,839
Unrealized depreciation	(1,703,670)
Net unrealized appreciation (depreciation)	$1,913,169

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(5)	Floating rate security. The rate shown represents the rate in effect at December 31, 2012.

(6)	Pledged as collateral on Futures Contracts.

(7)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 31

Schedule of Investments
December 31, 2012

Utilities and Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 97.8%
Electric Utility 13.9%
General Electric Co.	58,764	1,233,456
ITC Holdings Corp.	17,644	1,357,000
MDU Resources Group, Inc.	54,783	1,163,591
Northeast Utilities	12,186	476,229
(Cost $4,094,505)		4,230,276
Natural Gas Distribution 14.5%
Energy Transfer Equity, L.P.	17,674	803,814
MarkWest Energy Partners, L.P.	15,397	785,401
National Grid PLC - ADR (2)	16,308	936,732
ONEOK, Inc.	15,278	653,134
Williams Companies, Inc./The	38,615	1,264,255
(Cost $3,311,362)		4,443,336
Oil Exploration & Production 7.6%
Energen Corporation	11,931	537,969
Ensco PLC - ADR (2)	13,087	775,797
EQT Corp.	17,216	1,015,400
(Cost $2,146,630)		2,329,166
Pipelines 18.6%
Enterprise Products Partners, L.P.	26,354	1,319,808
Kinder Morgan Energy Partners, L.P.	12,857	1,025,860
National Fuel Gas Co.	20,831	1,055,924
Questar Corp.	76,826	1,518,082
Spectra Energy Corp.	26,919	737,042
(Cost $4,372,235)		5,656,716
Telephone & Telecommunications 20.1%
American Tower Corp.	10,635	821,766
AT&T, Inc.	39,215	1,321,938
QUALCOMM, Inc.	21,369	1,321,878
Telephone and Data Systems, Inc.	47,994	1,062,587
Verizon Communications, Inc.	17,409	753,287
Vodafone Group PLC - ADR (2)	32,442	817,214
(Cost $5,744,671)		6,098,670
Utility Services — 19.2%
ABB Limited - ADR (2)	34,435	715,904
Black Hills Corporation	30,034	1,091,435
Fluor Corp.	20,540	1,206,520
NiSource, Inc.	79,825	1,986,777
Siemens AG - ADR (2)	7,405	810,625
(Cost $5,043,050)		5,811,261
Water Utility — 3.9%
American Water Works Co., Inc.	32,369	1,201,861
(Cost $818,256)		1,201,861
Total Common Stocks (Cost $25,530,709)		29,771,286

Utilities and Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 2.0%
Meeder Money Market Fund - Institutional Class, 0.15% (3)	617,057	617,057
Total Money Market Registered Investment Companies (Cost $617,057)		617,057
Total Investments — 99.8% (Cost $26,147,766)(1)		30,388,343
Other Assets less Liabilities — 0.2%		63,184
Total Net Assets — 100.0%		30,451,527

Trustee Deferred Compensation (4)
Meeder Aggressive Growth Fund	985	8,313
Meeder Balanced Fund	522	5,251
Meeder Dynamic Growth Fund	316	2,781
Meeder Muirfield Fund	1,567	9,104
Meeder Quantex Fund	985	25,078
Meeder Utilities & Infrastructure Fund	115	2,780
Total Trustee Deferred Compensation (Cost $40,805)		53,307

(1)	Cost for federal income tax purposes of $26,334,252 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,807,183
Unrealized depreciation	(753,092)
Net unrealized appreciation (depreciation)	$4,054,091

(2)	American Depositary Receipt

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(4)	Assets of affiliates to the Utilities & Infrastructure Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 32	2012 Annual Report | December 31, 2012

Schedule of Investments
December 31, 2012

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 97.7%
AllianceBernstein High Income Fund	625,207	5,945,717
Eaton Vance Floating-Rate Advantage Fund	185,003	2,053,533
Federated Bond Fund	986,907	9,503,918
Goldman Sachs Emerging Markets Debt Fund	153,756	2,109,529
iShares iBoxx $ High Yield Corporate Bond Fund	19,425	1,813,324
iShares iBoxx $ Investment Grade Corporate Bond Fund	30,900	3,738,591
iShares JP Morgan USD Emerging Markets Bond Fund	46,275	5,682,107
Ivy High Income Fund	956,865	8,171,631
PIMCO Investment Grade Corporate Bond Fund	647,865	7,204,262
PIMCO Total Return Exchange-Traded Fund	65,875	7,183,669
SPDR Barclays High Yield Bond ETF	44,975	1,830,932
TCW Emerging Markets Income Fund	826,878	7,706,506
Vanguard Intermediate-Term Corporate Bond ETF	87,050	7,630,803
Vanguard Short-Term Corporate Bond ETF	21,775	1,748,968
Vanguard Total Bond Market ETF	22,550	1,894,877
Total Registered Investment Companies (Cost $72,268,466)		74,218,367

Money Market Registered Investment Companies — 0.6%
Meeder Money Market Fund - Institutional Class, 0.15% (2)	458,194	458,194
Total Money Market Registered Investment Companies (Cost $458,194)		458,194

U.S. Government Obligations — 2.8%
Government National Mortgage Association, 6.50%, due 7/20/2038	32,452	40,453
U.S. Treasury Note, 1.625%, due 8/15/2022	2,000,000	1,986,876
U.S. Treasury Bill, 0.13%, due 3/7/2013 (3)	100,000	99,994
Total U.S. Government Obligations (Cost $2,109,327)		2,127,323
Total Investments — 101.1% (Cost $74,835,987 )(1)		76,803,884
Liabilities less Other Assets — (1.1%)		(802,947)
Total Net Assets — 100.0%		76,000,937

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (4)
Meeder Aggressive Growth Fund	392	3,308
Meeder Balanced Fund	205	2,062
Meeder Dynamic Growth Fund	136	1,197
Meeder Muirfield Fund	404	2,347
Meeder Quantex Fund	161	4,099
Meeder Utilities & Infrastructure Fund	47	1,136
Total Trustee Deferred Compensation (Cost $13,059 )		14,149

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
10-Year U.S. Treasury Note Futures expiring March 2013, notional value $663,906	5	(506)
30-Year U.S. Treasury Bond Futures expiring March 2013, notional value $737,500	5	(3,319)
Total Futures Contracts	10	(3,825)

(1)	Cost for federal income tax purposes of $74,941,719 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,026,772
Unrealized depreciation	(164,607)
Net unrealized appreciation (depreciation)	$1,862,165

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2012.

(3)	Pledged as collateral on futures contracts.

(4)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 33

Schedule of Investments
December 31, 2012

Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 6.2%
Bank Midwest Deposit Account	0.65	%(2)	01/02/13	249,387	249,387
Columbus First Bank Demand Deposit Account	0.50	%(2)	01/02/13	249,306	249,306
Commerce Bank Demand Account	0.30	%(2)	01/02/13	249,201	249,201
EverBank Money Market Account	0.76	%(2)	01/02/13	249,422	249,422
FICA Bank Deposit Program (3)	0.30%		—	8,027,470	8,027,470
Mid America Bank Demand Deposit Account	0.50	%(2)	01/02/13	249,410	249,410
Nationwide Bank Deposit Account	0.88	%(2)	01/02/13	249,503	249,503
TD Bank Demand Deposit Account	0.25	%(2)	01/02/13	249,800	249,800
Total Bank Obligations (Cost $9,773,499)					9,773,499

Certificates of Deposit — 4.7%
Ally Bank	0.45%	06/06/13	249,000	249,000
Amboy Bank	0.30%	03/12/13	249,000	249,000
Apple Bank for Savings	0.30%	11/07/13	248,000	248,000
Bank Hapoalim	0.30%	03/07/13	249,000	249,000
Bank of Baroda	0.35%	03/08/13	249,000	249,000
Bank of China	0.65%	12/31/13	248,000	248,000
Bank of India	0.50%	09/11/13	248,000	248,000
Bank of the West	0.50%	06/13/13	248,000	248,000
Beal Bank SSB	0.35%	02/06/13	249,000	249,000
Beal Bank USA	0.35%	02/06/13	249,000	249,000
Biltmore Bank of Arizona	0.30%	11/15/13	248,000	248,000
Compass Bank	0.35%	05/16/13	249,000	249,000
Customers Bank	0.50%	05/22/13	248,000	248,000
Doral Bank	0.50%	02/08/13	249,000	249,000
Enerbank USA	0.30%	10/21/13	249,000	249,000
First Niagara Bank	0.30%	03/21/13	249,000	249,000
Goldman Sachs Bank	0.35%	02/08/13	249,000	249,000
H&R Block Bank	0.40%	04/15/13	248,000	248,000
Hancock Bank	0.40%	05/21/13	248,000	248,000
Huntington National Bank	0.45%	06/07/13	249,000	249,000
Medallion Bank	0.30%	03/08/13	249,000	249,000
Merrick Bank	0.40%	10/11/13	249,000	249,000
Mizuho Corp. Bank	0.30%	03/14/13	249,000	249,000
Private Bank & Trust	0.35%	05/10/13	249,000	249,000
Safra National Bank	0.40%	05/17/13	249,000	249,000
Sovereign Bank	0.40%	02/07/13	249,000	249,000
State Bank of India	0.40%	03/20/13	248,000	248,000
Synovus Bank	0.35%	05/24/13	249,000	249,000
TIB Independent Bankers Bank	0.30%	01/30/13	250,000	250,000
Town North Bank N.A.	0.35%	09/17/13	248,000	248,000
Total Certificates of Deposit (Cost $7,461,000)				7,461,000

Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — 1.3%
Toyota Motor Credit	0.51%	01/02/13	1,000,000	999,986
Toyota Motor Credit	0.58%	02/04/13	1,000,000	999,462
Total Commercial Paper (Cost $1,999,448)				1,999,448

Corporate Obligations — 34.0%
Bank Nova Scotia	2.25%		01/22/13	5,000,000	5,005,139
Bank Nova Scotia Yankee CD	0.63	%(4)	02/15/13	1,250,000	1,250,385
Bath Technologies (5)	0.26	%(2)	01/03/13	695,000	695,000
Canadian Imperial Bank (5)	2.00%		02/04/13	5,000,000	5,007,523
Caterpillar Financial Power Investment Floating Rate Demand Note	0.60	%(4)	01/02/13	9,795,880	9,795,880
Commonwealth Bank of Australia (5)	0.86	%(4)	03/19/13	5,000,000	5,004,900
GE Demand Note	0.70	%(4)	01/02/13	9,285,279	9,285,279
Met Life Global Funding	2.50%		01/11/13	1,000,000	1,000,525
National Bank of Australia (5)	2.50%		01/08/13	1,500,000	1,500,555
Royal Bank of Canada Yankee CD	2.25%		03/15/13	1,300,000	1,304,251
Royal Bank of Canada Yankee CD	0.57	%(4)	06/13/13	5,000,000	5,000,000
Springside Corp. Exchange Partners, LLC (5)	0.21	%(2)	01/03/13	2,000,000	2,000,000
Toyota Motor Credit	0.52	%(4)	01/24/13	1,000,000	1,000,000
Toyota Motor Credit	0.36	%(4)	09/09/13	1,000,000	1,000,000
Westpac Banking Corp.	0.59	%(4)	05/10/13	5,000,000	5,000,000
Total Corporate Obligations (Cost $53,849,437)					53,849,437

Repurchase Agreements — 9.4%
G.X. Clarke (Collateralized by JPMorgan by $14,574,000 various Fannie Maes, Federal Home Loan Banks, and Federal Home Loan Mortgage Corps., 1.00% - 4.625%, due 3/14/14 - 11/21/19, value $15,303,304), purchase date 12/27/12	0.30%	01/03/13	15,000,000	15,000,000
Total Repurchase Agreements (Cost $15,000,000)				15,000,000

U.S. Government Agency Obligations — 15.1%
Federal Farm Credit Bank	0.20	%(4)	01/22/13	5,000,000	4,999,500
Federal Farm Credit Bank	0.24	%(4)	01/29/13	1,000,000	1,000,174
Federal Home Loan Bank	0.22	%(4)	01/02/13	5,000,000	5,000,000
Federal Home Loan Bank	0.25	%(4)	01/22/13	8,000,000	8,001,754
Federal Home Loan Mortgage Corp.	0.40	%(4)	03/04/13	5,000,000	5,005,775
Total U.S. Government Agency Obligations (Cost $24,007,203)					24,007,203

The accompanying notes are an integral part of these financial statements.

Page 34	2012 Annual Report | December 31, 2012

Schedule of Investments
December 31, 2012

Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 29.2%
Federated Prime Value Obligations Fund, 0.14% (6)	34,013,653	34,013,653
Fidelity Institutional Money Market Portfolio, 0.18% (6)	12,232,293	12,232,293
Total Money Market Registered Investment Companies (Cost $46,245,946)		46,245,946
Total Investments — 99.9% (Cost $158,336,533) (1)		158,336,533
Other Assets less Liabilities — 0.1%		162,881
Total Net Assets — 100.0%		158,499,414

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	730	6,161
Meeder Balanced Fund	384	3,863
Meeder Dynamic Growth Fund	233	2,050
Meeder Muirfield Fund	1,461	8,488
Meeder Quantex Fund	1,006	25,613
Meeder Utilities & Infrastructure Fund	85	2,054
Total Trustee Deferred Compensation (Cost $38,426)		48,229

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2012. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(3)
The FICA bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(4)	Floating rate security. The rate shown represents the rate in effect at December 31, 2012. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(5)
Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. Bath Technologies was acquired on 10/18/1999. Springside Corp. Exchange Partners, LLC was acquired on 2/5/2004. Canadian Imperial Bank was acquired on 3/7/2012. Commonwealth Bank of Australia was acquired on 3/7/2012. National Bank of Australia was acquired on 3/6/2012. As of December 31, 2012, securities restricted as to resale to institutional investors represented 9.0% of Total Investments. The acquisition cost is the same as amortized cost. The fair value noted approximates amortized cost.

(6)	7-day yield as of December 31, 2012.

(7)	Assets of affiliates to the Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 35

Statements of Assets & Liabilities December 31, 2012

	Muirfield Fund	Dynamic Growth Fund
Assets
Investments, at fair value*	$90,071,798	$72,209,545
Repurchase agreements, at fair value*	—	—
Investments in affiliates, at fair value and cost*	23,673,935	19,765,043
Trustee deferred compensation investments, at fair value	151,511	85,536
Receivable for net variation margin on futures contracts	851,360	747,250
Receivable for capital stock issued	38,407	9,048
Receivable from investment advisor	—	—
Interest and dividend receivable	61,591	52,419
Prepaid expenses/other assets	15,854	15,006
Total Assets	114,864,456	92,883,847

Liabilities
Payable for Trustee Deferred Compensation Plan	151,511	85,536
Payable for net variation margin on futures contracts	—	—
Payable for capital stock redeemed	372,632	666,267
Dividends payable	—	—
Dividends payable - Money Market Fund - Retail Class
Dividends payable - Money Market Fund - Institutional Class
Payable to investment advisor	49,511	37,111
Accrued distribution plan (12b-1) and administrative service plan fees	83,218	84,625
Accrued transfer agent, fund accounting, CCO, and administrative fees	10,613	9,217
Accrued trustee fees	3,303	2,572
Other accrued liabilities	22,564	21,277
Total Liabilities	693,352	906,605

Net Assets	$114,171,104	$91,977,242

Net Assets
Capital	$108,628,951	$90,005,485
Accumulated undistributed (distributions in excess of) net investment income	—	—
Accumulated undistributed net realized gain (loss) from investments and futures contracts	2,476,905	(960,385)
Net unrealized appreciation (depreciation) of investments and futures contracts	3,065,248	2,932,142
Total Net Assets	$114,171,104	$91,977,242

Net Assets
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Net Assets

Capital Stock Outstanding (unlimited number of shares authorized, $0.10 par value)	19,640,662	10,451,320
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$5.81	$8.80
Money Market Fund - Retail Class
Money Market Fund - Institutional Class

* Investments and affiliated investments at cost	$110,624,785	$88,995,421

 The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Page 36	2012 Annual Report | December 31, 2012

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex Fund	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$31,372,078	$75,674,501	$74,808,222	$23,006,625	$29,771,286	$76,345,690	$143,336,533
—	—	—	—	—	—	15,000,000
7,303,954	11,209,336	5,632,446	307,300	617,057	458,194	—
49,062	64,302	56,258	54,012	53,307	14,149	48,229
359,098	443,730	362,493	11,725	—	—	—
3,799	35,648	3,444	32,268	90,586	24,275	—
—	—	—	—	—	—	8,532
20,625	48,752	38,475	12,808	46,518	73,123	180,087
7,938	18,934	23,444	8,458	7,980	14,278	22,850
39,116,554	87,495,203	80,924,782	23,433,196	30,586,734	76,929,709	158,596,231

49,062	64,302	56,258	54,012	53,307	14,149	48,229
—	—	—	—	—	5,234	—
61,495	651,544	1,293,242	35,975	23,195	802,072	—
—	141	—	142	977	113
						221
						9,256
15,096	28,344	21,532	6,229	16,345	6,732	—
28,090	91,139	76,640	9,988	17,577	71,988	1,583
4,985	8,818	8,331	3,421	4,271	6,302	11,361
1,258	2,504	2,237	839	1,106	2,232	805
17,598	20,615	20,770	17,089	18,429	19,950	25,362
177,584	867,407	1,479,010	127,695	135,207	928,772	96,817

$38,938,970	$86,627,796	$79,445,772	$23,305,501	$30,451,527	$76,000,937	$158,499,414

$42,181,875	$84,420,671	$75,661,719	$21,775,104	$28,082,207	$74,861,676	$158,499,414
—	2	—	—	47,467	—	—
(4,162,763)	(177,222)	(81,194)	(548,476)	(1,918,724)	(824,811)	—
919,858	2,384,345	3,865,247	2,078,873	4,240,577	1,964,072	—
$38,938,970	$86,627,796	$79,445,772	$23,305,501	$30,451,527	$76,000,937	$158,499,414

						$73,545,991
						84,953,423
						$158,499,414

4,614,180	8,610,090	7,887,562	915,257	1,259,705	7,489,477
						73,545,991
						84,953,423
						158,499,414

$8.44	$10.06	$10.07	$25.46	$24.17	$10.15
						$1.00
						$1.00

$37,710,217	$84,467,852	$76,697,514	$21,241,902	$26,147,766	$74,835,987	$158,336,533

2012 Annual Report | December 31, 2012	Page 37

Statements of Operations For the Year Ended December 31, 2012

	Muirfield Fund	Dynamic Growth Fund
Investment Income
Interest	$93,062	$27,461
Interest from affiliates	42,795	40,280
Dividends	1,352,892	1,195,632
Total Investment Income	1,488,749	1,263,373

Fund Expenses
Investment advisor	978,476	701,608
Transfer agent	140,695	112,257
Transfer agent - Money Market Fund - Retail Class
Transfer agent - Money Market Fund - Institutional Class
Fund accounting	48,724	46,355
Administrative	103,797	84,838
Trustee	12,950	10,558
Audit	10,590	10,590
Legal	4,358	4,358
Custody	15,282	12,570
Printing	7,507	7,140
Distribution plan (12b-1)	234,714	233,583
Distribution plan (12b-1) - Money Market Fund - Retail Class
Distribution plan (12b-1) - Money Market Fund - Institutional Class
Administrative service plan	234,999	187,516
Postage	3,528	3,641
Registration and filing	24,563	22,815
Insurance	9,147	8,414
Chief Compliance Officer	5,571	5,571
Other	16,630	15,275
Total Expenses Before Reductions	1,851,531	1,467,089

Expenses voluntarily reimbursed/waived by investment advisor (See Note #4)	(60,982)	(52,659)
Expenses contractually reimbursed/waived by investment advisor (See Note #4)	(40,054)	(29,382)
Expenses paid indirectly (See Note #4)	(38,492)	(32,016)
Distribution plan (12b-1) expenses voluntarily waived (See Note #4)	(15,243)	(26,194)
Administrative service plan expenses voluntarily waived (See Note #4)	(65,661)	(26,194)
Transfer agent expenses contractually waived (See Note #4)	—	—

Net Expenses	1,631,099	1,300,644

Net Investment Income (Loss)	(142,350)	(37,271)

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	5,561,329	5,306,616
Net realized gains (losses) from futures contracts	4,645,826	4,358,022
Distributions of long-term realized gains by other investment companies	185,480	169,002
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	10,392,635	9,833,640

Net change in unrealized appreciation (depreciation) of investments and futures contracts	4,064,759	3,024,572

Net Realized and Unrealized Gain (Loss) from Investments	14,457,394	12,858,212

Net Change in Net Assets Resulting from Operations	$14,315,044	$12,820,941

The accompanying notes are an integral part of these financial statements.

Page 38	2012 Annual Report | December 31, 2012

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex Fund	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$16,030	$94,011	$30,314	$552	$—	$60,172	$677,340
11,888	22,410	13,437	926	903	2,362	—
369,875	1,848,701	1,079,460	415,452	807,058	3,673,407	—
397,793	1,965,122	1,123,211	416,930	807,961	3,735,941	677,340

260,614	655,280	625,955	220,600	319,995	274,730	580,743
41,698	104,845	100,153	26,472	38,399	54,948
						71,715
						78,305
35,939	45,737	45,270	27,060	35,397	42,736	54,230
34,748	79,897	76,768	22,060	32,000	64,946	147,838
4,632	10,382	9,391	3,347	4,230	8,902	2,660
10,590	10,590	10,590	10,590	10,590	10,590	10,590
4,358	4,358	4,358	4,358	4,358	4,358	4,358
5,595	13,173	11,409	6,747	4,588	11,695	12,922
2,942	6,639	6,328	1,884	2,415	6,275	16,301
87,000	215,654	208,582	44,071	80,001	171,455
						149,817
						29,368
69,667	173,751	167,316	44,218	64,001	137,581	-
1,730	2,721	2,874	1,849	3,139	2,656	5,170
21,750	25,986	22,852	20,895	22,696	32,412	29,441
3,700	7,043	8,067	2,137	2,913	2,726	12,271
5,571	5,571	5,571	5,571	5,571	5,571	5,571
12,873	17,374	14,781	12,334	14,647	16,108	26,490
603,407	1,379,001	1,320,265	454,193	644,940	847,689	1,237,790

(6,355)	(22,259)	(69,819)	—	(363)	(78,670)	(570,998)
—	(32,787)	(28,319)	(55,151)	—	(52,431)	—
(8,977)	(20,971)	(24,951)	(1,696)	—	(4,373)	—
(19,112)	—	(21,701)	(16,104)	(16,002)	(11,676)	(176,674)
(16,680)	—	(14,189)	(27,355)	(22,402)	(6,868)	—
—	—	—	—	—	(13,739)	(47,299)

552,283	1,302,984	1,161,286	353,887	606,173	679,932	442,819

(154,490)	662,138	(38,075)	63,043	201,788	3,056,009	234,521

1,476,956	2,862,219	984,356	404,056	(1,819,764)	335,178
1,303,336	2,006,832	2,160,366	151,776	—	(401,809)
66,586	172,272	250,446	—	—	146,719
2,846,878	5,041,323	3,395,168	555,832	(1,819,764)	80,088

1,520,668	3,257,332	7,154,114	2,485,632	2,115,337	2,591,782

4,367,546	8,298,655	10,549,282	3,041,464	295,573	2,671,870

$4,213,056	$8,960,793	$10,511,207	$3,104,507	$497,361	$5,727,879	$234,521

2012 Annual Report | December 31, 2012	Page 39

Statements of Changes in Net Assets For the Years Ended December 31,

	Muirfield Fund		Dynamic Growth Fund
	2012	2011	2012	2011
Operations
Net investment income (loss)	$(142,350)	$(134,080)	$(37,271)	$(75,334)
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	10,392,635	8,319,052	9,833,640	6,399,074
Net change in unrealized appreciation (depreciation) of investments and futures contracts	4,064,759	(15,948,476)	3,024,572	(13,161,740)
Net change in net assets resulting from operations	14,315,044	(7,763,504)	12,820,941	(6,838,000)

Distributions to Shareholders
From net investment income	—	(171,704)	—	—
Net change in net assets resulting from distributions	—	(171,704)	—	—

Capital Transactions
Issued	24,067,138	46,474,732	20,097,762	28,124,254
Reinvested	—	171,192	—	—
Redeemed	(43,997,620)	(41,190,644)	(31,843,951)	(25,623,187)
Net change in net assets resulting from capital transactions	(19,930,482)	5,455,280	(11,746,189)	2,501,067

Total Change in Net Assets	(5,615,438)	(2,479,928)	1,074,752	(4,336,933)

Net Assets - Beginning of Year	119,786,542	122,266,470	90,902,490	95,239,423

Net Assets - End of Year	$114,171,104	$119,786,542	$91,977,242	$90,902,490

Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$—	$—

Share Transactions
Issued	4,290,764	8,711,044	2,379,078	3,460,348
Reinvested	—	33,112	—	—
Redeemed	(7,825,596)	(7,393,311)	(3,771,464)	(3,310,326)
Net change in shares	(3,534,832)	1,350,845	(1,392,386)	150,022

The accompanying notes are an integral part of these financial statements.

Page 40	2012 Annual Report | December 31, 2012

Aggressive Growth Fund		Balanced Fund		Strategic Growth Fund
2012	2011	2012	2011	2012	2011

$(154,490)	$(291,584)	$662,138	$962,717	$(38,075)	$(305,636)
2,846,878	2,730,480	5,041,323	473,406	3,395,168	(1,521,176)
1,520,668	(5,857,907)	3,257,332	(4,953,875)	7,154,114	(8,642,047)
4,213,056	(3,419,011)	8,960,793	(3,517,752)	10,511,207	(10,468,859)

—	—	(662,138)	(962,717)	—	—
—	—	(662,138)	(962,717)	—	—

17,278,925	24,363,507	32,156,480	51,025,191	18,751,146	74,435,544
—	—	661,998	961,698	—	—
(14,720,328)	(22,685,494)	(40,286,638)	(19,487,752)	(34,488,375)	(41,725,732)
2,558,597	1,678,013	(7,468,160)	32,499,137	(15,737,229)	32,709,812

6,771,653	(1,740,998)	830,495	28,018,668	(5,226,022)	22,240,953

32,167,317	33,908,315	85,797,301	57,778,633	84,671,794	62,430,841

$38,938,970	$32,167,317	$86,627,796	$85,797,301	$79,445,772	$84,671,794

$—	$—	$2	$2	$—	$—

2,095,714	3,029,752	3,272,221	5,370,164	1,944,792	7,582,758
—	—	65,808	105,708	—	—
(1,825,892)	(2,941,080)	(4,071,676)	(2,074,924)	(3,573,640)	(4,495,548)
269,822	88,672	(733,647)	3,400,948	(1,628,848)	3,087,210

2012 Annual Report | December 31, 2012	Page 41

Statements of Changes in Net Assets For the Periods Ended December 31,

	Quantex Fund
	2012	2011
Operations
Net investment income (loss)	$63,043	$2,030
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	555,832	1,162,400
Net change in unrealized appreciation (depreciation) of investments and futures contracts	2,485,632	(3,349,847)
Net change in net assets resulting from operations	3,104,507	(2,185,417)

Distributions to Shareholders
From net investment income	(70,420)	(5,803)
From net realized gain from investment transactions	—	—
Net change in net assets resulting from distributions	(70,420)	(5,803)

Distributions to Shareholders - Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	9,007,944	13,071,807
Reinvested	70,279	5,745
Redeemed	(6,240,358)	(10,476,424)
Net change in net assets resulting from capital transactions	2,837,865	2,601,128

Total Change in Net Assets	5,871,952	409,908

Net Assets - Beginning of Year	17,433,549	17,023,641

Net Assets - End of Year	$23,305,501	$17,433,549

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions
Issued	378,139	543,000
Reinvested	2,760	263
Redeemed	(263,766)	(492,877)
Net change in shares	117,133	50,386

*	Commenced operations June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Page 42	2012 Annual Report | December 31, 2012

Utilities and Infrastructure Fund		Total Return Bond Fund		Money Market Fund
2012	2011	2012	2011*	2012	2011

$201,788	$264,736	$3,056,009	$1,038,809	$234,521	$158,254
(1,819,764)	234,752	80,088	(904,899)	—	—
2,115,337	804	2,591,782	(627,710)	—	—
497,361	500,292	5,727,879	(493,800)	234,521	158,254

(201,789)	(487,367)	(3,056,010)	(1,038,809)
(127,080)	—	—	—
(328,869)	(487,367)	(3,056,010)	(1,038,809)

				(72,936)	(99,688)
				(161,585)	(58,566)
				(234,521)	(158,254)

6,778,672	17,335,004	35,084,159	62,982,890	491,947,583	373,929,928
321,751	474,790	3,055,654	1,038,808	85,034	114,790
(9,426,777)	(9,357,157)	(21,808,869)	(5,490,965)	(435,667,299)	(401,582,218)
(2,326,354)	8,452,637	16,330,944	58,530,733	56,365,318	(27,537,500)

(2,157,862)	8,465,562	19,002,813	56,998,124	56,365,318	(27,537,500)

32,609,389	24,143,827	56,998,124	—	102,134,096	129,671,596

$30,451,527	$32,609,389	$76,000,937	$56,998,124	$158,499,414	$102,134,096

$47,467	$79	$—	$—	$—	$—

282,532	705,848	3,510,541	6,309,532	491,947,583	373,929,928
13,281	19,781	304,969	105,778	85,034	114,790
(391,238)	(397,554)	(2,185,416)	(555,926)	(435,667,299)	(401,582,218)
(95,425)	328,075	1,630,094	5,859,384	56,365,318	(27,537,500)

2012 Annual Report | December 31, 2012	Page 43

Financial Highlights For a Share Outstanding Through Each Fiscal Year Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (3)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Muirfield Fund (1)(2)
2012	$5.17	(0.01)	0.65	0.64	0.00	0.00	0.00	0.00
2011	$5.60	(0.01)	(0.41)	(0.42)	(0.01)	0.00	0.00	(0.01)
2010	$4.99	0.02	0.61	0.63	(0.02)	0.00	0.00	(0.02)
2009	$4.21	0.01	0.79	0.80	(0.02)	0.00	0.00	(0.02)
2008	$6.02	0.02	(1.83)	(1.81)	0.00	0.00	0.00	0.00
Dynamic Growth Fund (1)(2)
2012	$7.68	(0.00)*	1.12	1.12	0.00	0.00	0.00	0.00
2011	$8.14	(0.01)	(0.45)	(0.46)	0.00	0.00	0.00	0.00
2010	$7.06	0.02	1.08	1.10	(0.02)	0.00	0.00	(0.02)
2009	$5.48	0.00	1.58	1.58	0.00 *	0.00	0.00	0.00 *
2008	$9.24	0.04	(3.71)	(3.67)	(0.04)	(0.05)	0.00	(0.09)
Aggressive Growth Fund (1)(2)
2012	$7.40	(0.03)	1.07	1.04	0.00	0.00	0.00	0.00
2011	$7.97	(0.07)	(0.50)	(0.57)	0.00	0.00	0.00	0.00
2010	$6.89	(0.01)	1.09	1.08	0.00	0.00	0.00	0.00
2009	$5.19	(0.01)	1.71	1.70	0.00	0.00	0.00	0.00
2008	$8.59	0.05	(3.40)	(3.35)	(0.05)	0.00	0.00	(0.05)
Balanced Fund (1)(2)
2012	$9.18	0.07	0.89	0.96	(0.08)	0.00	0.00	(0.08)
2011	$9.72	0.13	(0.57)	(0.44)	(0.10)	0.00	0.00	(0.10)
2010	$8.98	0.14	0.74	0.88	(0.14)	0.00	0.00	(0.14)
2009	$7.86	0.03	1.12	1.15	(0.03)	0.00	0.00	(0.03)
2008	$10.46	0.07	(2.60)	(2.53)	(0.07)	0.00	0.00	(0.07)
Strategic Growth Fund (1)(2)
2012	$8.90	(0.00)*	1.17	1.17	0.00	0.00	0.00	0.00
2011	$9.71	(0.04)	(0.77)	(0.81)	0.00	0.00	0.00	0.00
2010	$8.12	0.04	1.58	1.62	(0.03)	0.00	0.00	(0.03)
2009	$5.98	(0.01)	2.15	2.14	0.00	0.00	0.00	0.00
2008	$10.58	0.05	(4.60)	(4.55)	(0.05)	0.00	0.00	(0.05)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Page 44	2012 Annual Report | December 31, 2012

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$5.81	12.38%	$114,171	1.39%	(0.12%)	1.42%	1.58%	154%
$5.17	(7.55%)	$119,787	1.39%	(0.11%)	1.46%	1.58%	189%
$5.60	12.65%	$122,266	1.39%	0.40%	1.47%	1.60%	128%
$4.99	18.95%	$115,138	1.43%	0.17%	1.51%	1.66%	166%
$4.21	(30.07%)	$86,310	1.39%	0.54%	1.48%	1.75%	173%

$8.80	14.58%	$91,977	1.39%	(0.04%)	1.42%	1.57%	154%
$7.68	(5.65%)	$90,902	1.39%	(0.08%)	1.46%	1.57%	176%
$8.14	15.54%	$95,239	1.39%	0.23%	1.47%	1.59%	119%
$7.06	28.87%	$84,358	1.37%	(0.04%)	1.48%	1.63%	148%
$5.48	(39.77%)	$67,298	1.34%	0.95%	1.46%	1.69%	122%

$8.44	14.05%	$38,939	1.59%	(0.44%)	1.62%	1.74%	167%
$7.40	(7.15%)	$32,167	1.59%	(0.73%)	1.65%	1.70%	224%
$7.97	15.67%	$33,908	1.59%	(0.07%)	1.66%	1.77%	124%
$6.89	32.76%	$29,895	1.54%	(0.25%)	1.63%	1.82%	156%
$5.19	(38.98%)	$20,715	1.62%	0.77%	1.65%	1.84%	213%

$10.06	10.42%	$86,628	1.49%	0.76%	1.51%	1.58%	168%
$9.18	(4.49%)	$85,797	1.44%	1.29%	1.51%	1.60%	164%
$9.72	9.76%	$57,779	1.52%	1.51%	1.57%	1.66%	161%
$8.98	14.65%	$49,388	1.54%	0.41%	1.59%	1.72%	182%
$7.86	(24.16%)	$34,766	1.54%	0.67%	1.55%	1.70%	204%

$10.07	13.15%	$79,446	1.39%	(0.05%)	1.42%	1.58%	86%
$8.90	(8.34%)	$84,672	1.39%	(0.37%)	1.48%	1.58%	166%
$9.71	19.96%	$62,431	1.49%	0.48%	1.59%	1.70%	115%
$8.12	35.79%	$34,052	1.54%	(0.13%)	1.65%	1.80%	75%
$5.98	(43.00%)	$21,074	1.57%	0.47%	1.59%	1.74%	178%

3	Net investment income per share is based on average shares outstanding during the period.

*	Actual amounts were less than one-half of a cent per share

The accompanying notes are integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 45

Financial Highlights For a Share Outstanding Through Each Fiscal Year Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Quantex Fund
2012	$21.84	0.07	3.63	3.70	(0.08)	0.00	0.00	(0.08)
2011	$22.77	0.00 **	(0.92)	(0.92)	(0.01)	0.00	0.00	(0.01)
2010	$18.48	(0.06)	4.35	4.29	0.00	0.00	0.00	0.00
2009	$10.42	(0.01)	8.07	8.06	0.00 **	0.00	0.00	0.00 **
2008	$18.32	0.00	(7.90)	(7.90)	0.00	0.00	0.00	0.00
Utilities and Infrastructure Fund
2012	$24.06	0.15	0.21	0.36	(0.15)	(0.10)	0.00	(0.25)
2011	$23.51	0.21	0.71	0.92	(0.37)	0.00	0.00	(0.37)
2010	$20.73	0.15	2.76	2.91	(0.13)	0.00	0.00	(0.13)
2009	$16.13	0.15	4.74	4.89	(0.16)	0.00	(0.13)	(0.29)
2008	$26.14	0.09	(9.90)	(9.81)	(0.14)	0.00	(0.06)	(0.20)
Total Return Bond Fund (1)(2)(3)(4)
2012	$9.73	0.44	0.41	0.85	(0.43)	0.00	0.00	(0.43)
2011*	$10.00	0.25	(0.31)	(0.06)	(0.21)	0.00	0.00	(0.21)
Money Market Fund - Retail Class
2012	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2011	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2010	$1.00	0.002	N/A	0.002	(0.002)	0.000	0.000	(0.002)
2009	$1.00	0.006	N/A	0.006	(0.006)	0.000	0.000	(0.006)
2008	$1.00	0.026	N/A	0.026	(0.026)	0.000	0.000	(0.026)
Money Market Fund - Institutional Class
2012	$1.00	0.002	N/A	0.002	(0.002)	0.000	0.000	(0.002)
2011	$1.00	0.002	N/A	0.002	(0.002)	0.000	0.000	(0.002)
2010	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2009	$1.00	0.008	N/A	0.008	(0.008)	0.000	0.000	(0.008)
2008	$1.00	0.028	N/A	0.028	(0.028)	0.000	0.000	(0.028)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

Page 46	2012 Annual Report | December 31, 2012

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$25.46	16.93%	$23,306	1.60%	0.29%	1.61%	2.06%	31%
$21.84	(4.05%)	$17,434	1.62%	0.01%	1.62%	2.06%	57%
$22.77	23.21%	$17,024	1.65%	(0.26%)	1.65%	2.17%	55%
$18.48	77.37%	$12,667	1.79%	(0.05%)	1.79%	2.39%	34%
$10.42	(43.12%)	$6,743	1.73%	0.01%	1.73%	2.26%	49%

$24.17	1.52%	$30,452	1.89%	0.63%	1.89%	2.02%	29%
$24.06	3.93%	$32,609	1.90%	0.87%	1.90%	2.02%	43%
$23.51	14.10%	$24,144	1.92%	0.70%	1.92%	2.11%	53%
$20.73	30.63%	$20,731	2.00%	0.90%	2.00%	2.20%	35%
$16.13	(37.63%)	$15,859	1.96%	0.42%	1.96%	2.14%	48%

$10.15	8.93%	$76,001	0.99%	4.45%	1.00%	1.23%	157%
$9.73	(0.57%)	$56,998	0.99%	4.97%	1.06%	1.36%	125%

$1.00	0.10%	$73,546	0.30%	0.10%	0.30%	0.82%	N/A
$1.00	0.11%	$78,903	0.30%	0.11%	0.30%	0.90%	N/A
$1.00	0.20%	$96,087	0.38%	0.20%	0.38%	0.86%	N/A
$1.00	0.64%	$122,142	0.55%	0.66%	0.55%	0.84%	N/A
$1.00	2.65%	$161,232	0.49%	2.64%	0.49%	0.83%	N/A

$1.00	0.16%	$84,953	0.23%	0.17%	0.23%	0.63%	N/A
$1.00	0.20%	$23,231	0.21%	0.20%	0.21%	0.71%	N/A
$1.00	0.28%	$33,584	0.29%	0.29%	0.29%	0.68%	N/A
$1.00	0.75%	$46,249	0.43%	0.83%	0.43%	0.67%	N/A
$1.00	2.79%	$77,294	0.37%	2.55%	0.37%	0.68%	N/A

5	Except for the Money Market Fund, net investment income per share is based on average shares outstanding during the period.

*	Commenced Operations June 30, 2011

**	Actual amounts were less than one-half of a cent per share

The accompanying notes are integral part of these financial statements.

2012 Annual Report | December 31, 2012	Page 47

Notes to Financial Statements
December 31, 2012

1.      Organization and Significant Accounting Policies

Meeder Funds Trust (formerly known as The Flex-funds® Trust)(the “Trust”)(please see second paragraph of Note #1 for more information) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: Muirfield Fund® (“Muirfield”), Dynamic Growth Fund (“Dynamic”), Aggressive Growth Fund (“Aggressive”), Balanced Fund (f.k.a. The Defensive Balanced Fund)(“Balanced”)(please see third paragraph of Note #1 for more information), Strategic Growth Fund (“Strategic”), Quantex Fund™ (“Quantex”), Utilities and Infrastructure Fund (“Utilities”), Total Return Bond Fund (“Total Bond”), and Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Dynamic, Aggressive, and Strategic is growth of capital. The investment objective of Balanced is growth of capital, with current income usually of secondary importance. The investment objective of Quantex is long term capital appreciation. The investment objective of Utilities is total returns, including current income and growth of income. The investment objective of Total Bond is total returns, including current income and capital growth. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Effective December 31, 2012, the Board of Trustees (“Trustees”), including a majority of non-interested independent Trustees, approved the name change of The Flex-funds® to Meeder Funds. The investment philosophy, strategic direction, and commitment to clients remain the same.

Effective April 30, 2012, the Trustees, including a majority of non-interested or independent Trustees, approved the change of name of The Defensive Balanced Fund to the Balanced Fund. The investment strategy remains the same with an investment objective seeking growth of capital, with current income usually of secondary importance.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements

Page 48	2012 Annual Report | December 31, 2012

in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Utilities, it is normal practice for each Fund to invest in futures contracts on a daily basis. Although Utilities is permitted to invest in futures contracts, it typically does not.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2012, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the year ended December 31, 2012.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2012 was as follows:

Amount of Net Variation Margin and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/Risk	Statements of Assets & Liabilities Location*	Fair Value of Variation Margin	Fair Value of Unrealized Appreciation (Depreciation)
Muirfield Fund®	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$851,360	$(55,700)
Dynamic Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	747,250	(47,025)
Aggressive Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	359,098	(45,957)
Balanced Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	443,730	(31,640)
Strategic Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	362,493	122,093
Quantex Fund™	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	11,725	6,850
Total Return Bond Fund	US Treasury Bond/Note contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	(5,234)	(3,825)

*	Unrealized appreciation (depreciation) on futures contracts is included with unrealized appreciation (depreciation) of investments on the Statements of Assets & Liabilities.

2012 Annual Report | December 31, 2012	Page 49

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Contracts Opened During the Year	Contracts Closed During the Year	Statement of Operations Location	For the Year Ended December 31, 2012
Muirfield Fund®	Equity contracts	866	738	Net realized gains from futures contracts	$4,645,826
Dynamic Growth Fund	Equity contracts	689	578	Net realized gains from futures contracts	4,358,022
Aggressive Growth Fund	Equity contracts	288	241	Net realized gains from futures contracts	1,303,336
Balanced Fund	Equity contracts	621	557	Net realized gains from futures contracts	2,006,832
Strategic Growth Fund	Equity contracts	623	530	Net realized gains from futures contracts	2,160,366
Quantex Fund™	Equity contracts	39	37	Net realized gains from futures contracts	151,776
Total Return Bond Fund	US Treasury Bond/Note contracts	215	235	Net realized gains (losses) from futures contracts	(401,809)

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Statement of Operations Location	For the Year Ended December 31, 2012
Muirfield Fund®	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$(146,340)
Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(123,370)
Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(68,618)
Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(99,620)
Strategic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(19,117)
Quantex Fund™	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(29,935)
Total Return Bond Fund	US Treasury Bond/Note contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(21,413)

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended December 31, 2012, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2009.

Page 50	2012 Annual Report | December 31, 2012

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Balanced, and Strategic declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities and Total Bond declare and pay dividends from net investment income on a monthly basis. Money Market declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2012, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investments and Futures Contracts
Muirfield Fund®	$(142,350)	$142,350	$—
Dynamic Growth Fund	(37,271)	37,271	—
Aggressive Growth Fund	(154,490)	154,490	—
Strategic Growth Fund	(38,075)	38,075	—
Quantex Fund™	(7,377)	7,377	—
Utilities & Infrastructure Fund	—	47,389	(47,389)
Total Return Bond Fund	(1)	1	—

Investment income & expenses. For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. Money Market is authorized to issue an unlimited number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the year ended December 31, 2012 and the year ended December 31, 2011 were as follows:

	2012		2011
	Amount	Shares	Amount	Shares
Retail Class
Issued	$97,838,118	97,838,118	$96,538,959	96,538,959
Reinvested	71,757	71,757	97,230	97,230
Redeemed	(103,266,488)	(103,266,488)	(113,821,031)	(113,821,031)
Net increase (decrease)	$(5,356,613)	(5,356,613)	$(17,184,842)	(17,184,842)

Institutional Class
Issued	$394,109,465	394,109,465	$277,390,969	277,390,969
Reinvested	13,277	13,277	17,560	17,560
Redeemed	(332,400,811)	(332,400,811)	(287,761,187)	(287,761,187)
Net increase (decrease)	$61,721,931	61,721,931	$(10,352,658)	(10,352,658)

2012 Annual Report | December 31, 2012	Page 51

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains are broken out as such. Discounts and premiums are amortized over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

2.   Securities Valuations

As described in Note #1, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, american depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, Repurchase Agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Certificates of deposit are valued at acquisition cost and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Page 52	2012 Annual Report | December 31, 2012

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the year ended December 31, 2012, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no significant transfers between level 1 and level 2 securities. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2012.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$68,900,027	$—	$—	$68,900,027
Money market registered investment companies	23,673,935	—	—	23,673,935
Bank obligations	—	5,012,043	—	5,012,043
Floating rate demand notes	—	12,659,931	—	12,659,931
U.S. government obligations	—	3,499,797	—	3,499,797
Total	$92,573,962	$21,171,771	$—	$113,745,733
Trustee deferred compensation	$151,511	$—	$—	$151,511
Futures contracts*	$(55,700)	$—	$—	$(55,700)

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$62,380,154	$—	$—	$62,380,154
Money market registered investment companies	19,765,043	—	—	19,765,043
Bank obligations	—	5,012,043	—	5,012,043
Floating rate demand notes	—	1,817,522	—	1,817,522
U.S. government obligations	—	2,999,826	—	2,999,826
Total	$82,145,197	$9,829,391	$—	$91,974,588
Trustee deferred compensation	$85,536	$—	$—	$85,536
Futures contracts*	$(47,025)	$—	$—	$(47,025)

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$24,758,920	$—	$—	$24,758,920
Money market registered investment companies	7,303,954	—	—	7,303,954
Bank obligations	—	4,911,971	—	4,911,971
Floating rate demand notes	—	201,274	—	201,274
U.S. government obligations	—	1,499,913	—	1,499,913
Total	$32,062,874	$6,613,158	$—	$38,676,032
Trustee deferred compensation	$49,062	$—	$—	$49,062
Futures contracts*	$(45,957)	$—	$—	$(45,957)

2012 Annual Report | December 31, 2012	Page 53

Balanced – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$63,094,250	$—	$—	$63,094,250
Money market registered investment companies	11,209,336	—	—	11,209,336
Bank obligations	—	5,012,043	—	5,012,043
Floating rate demand notes	—	5,568,324	—	5,568,324
U.S. government obligations	—	1,999,884	—	1,999,884
Total	$74,303,586	$12,580,251	$—	$86,883,837
Trustee deferred compensation	$64,302	$—	$—	$64,302
Futures contracts*	$(31,640)	$—	$—	$(31,640)

Strategic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$65,787,715	$—	$—	$65,787,715
Money market registered investment companies	5,632,446	—	—	5,632,446
Bank obligations	—	5,012,043	—	5,012,043
Floating rate demand notes	—	2,008,580	—	2,008,580
U.S. government obligations	—	1,999,884	—	1,999,884
Total	$71,420,161	$9,020,507	$—	$80,440,668
Trustee deferred compensation	$56,258	$—	$—	$56,258
Futures contracts*	$122,093	$—	$—	$122,093

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks**	$22,906,545	$—	$—	$22,906,545
Money market registered investment companies	307,300	—	—	307,300
Floating rate demand notes	—	86	—	86
U.S. government obligations	—	99,994	—	99,994
Total	$23,213,845	$100,080	$—	$23,313,925
Trustee deferred compensation	$54,012	$—	$—	$54,012
Futures contracts*	$6,850	$—	$—	$6,850

Utilities – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks**	$29,771,286	$—	$—	$29,771,286
Money market registered investment companies	617,057	—	—	617,057
Total	$30,388,343	$—	$—	$30,388,343
Trustee deferred compensation	$53,307	$—	$—	$53,307

Total Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$74,218,367	$—	$—	$74,218,367
Money market registered investment companies	458,194	—	—	458,194
U.S. government obligations	—	2,127,323	—	2,127,323
Total	$74,676,561	$2,127,323	$—	$76,803,884
Trustee deferred compensation	$14,149	$—	$—	$14,149
Futures contracts*	$(3,825)	$—	$—	$(3,825)

Page 54	2012 Annual Report | December 31, 2012

Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$9,773,499	$—	$9,773,499
Certificates of deposit	—	7,461,000	—	7,461,000
Commercial paper	—	1,999,448	—	1,999,448
Corporate obligations	—	53,849,437	—	53,849,437
Repurchase agreements	—	15,000,000	—	15,000,000
U.S. government agency obligations	—	24,007,203	—	24,007,203
Money Market registered investment companies	46,245,946	—	—	46,245,946
Total	$46,245,946	$112,090,587	$—	$158,336,533
Trustee deferred compensation	$48,229	$—	$—	$48,229

*	Futures contracts include cumulative unrealized gain/loss on contracts open at December 31, 2012.

**	See schedule of investments for industry classifications.

3.   Investment Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, including U.S. Government investments, were as follows:

	Purchases	Sales
Muirfield Fund®	$111,483,805	$158,318,040
Dynamic Growth Fund	94,993,140	129,046,239
Aggressive Growth Fund	37,009,891	46,588,933
Balanced Fund	106,138,459	130,656,557
Strategic Growth Fund	57,441,794	79,463,395
Quantex Fund™	9,990,508	6,506,739
Utilities & Infrastructure Fund	9,067,402	11,594,975
Total Return Bond Fund	123,670,638	105,816,931

For the year ended December 31, 2012, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Balanced Fund	$3,354,400	$5,623,790
Total Return Bond Fund	1,967,344	5,544,210

4.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc (f.k.a. Meeder Financial, Inc.)(“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

2012 Annual Report | December 31, 2012	Page 55

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets up to $100 Million	Percentage of Average Daily Net Assets up to $200 Million	Percentage of Average Daily Net Assets Exceeding $100 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	N/A	N/A	0.60%	N/A
Quantex*	1.00%	0.75%	N/A	N/A	0.60%	N/A
Utilities**	1.00%	0.75%	N/A	N/A	0.60%	N/A
Dynamic	N/A	N/A	N/A	0.75%	N/A	0.60%
Aggressive	N/A	N/A	N/A	0.75%	N/A	0.60%
Balanced	N/A	N/A	N/A	0.75%	N/A	0.60%
Strategic	N/A	N/A	N/A	0.75%	N/A	0.60%
Total Bond	N/A	N/A	0.40%	N/A	0.20%	N/A
Money Market***	N/A	N/A	0.40%	N/A	0.25%	N/A

*
MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. The foregoing reduction in investment advisory fees shall automatically renew annually on or about April 30th, unless MAM elects to terminate this reduction. During the year ended December 31, 2012, $55,151 of investment advisory fees was waived in Quantex and is not subject to recoupment.

**
Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund upon not less than 30 days written notice. As subadvisor to Utilities, Miller/Howard receives a fee paid by MAM.

***	During the year ended December 31, 2012, MAM voluntarily agreed to reduce $45,158 of investment advisory fees in Money Market.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Amount Per Active Shareholder Account	Percentage of Average Daily Net Assets
Muirfield	$4,000	$15	0.12%
Quantex	4,000	15	0.12%
Utilities	4,000	15	0.12%
Dynamic	4,000	15	0.12%
Aggressive	4,000	15	0.12%
Balanced	4,000	15	0.12%
Strategic	4,000	15	0.12%
Total Bond	4,000	15	0.08%
Retail Class	4,000	20	0.08%
Institutional Class	4,000	20	0.08%

Page 56	2012 Annual Report | December 31, 2012

For fixed income Funds (Total Bond and Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the year ended December 31, 2012, MFSCo waived $13,739 and $47,299 of transfer agent fees for Total Bond and the Institutional Class, respectively.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Quantex	0.10%	0.08%
Utilities	0.10%	0.08%
Dynamic	0.10%	0.08%
Aggressive	0.10%	0.08%
Balanced	0.10%	0.08%
Strategic	0.10%	0.08%
Total Bond	0.10%	0.08%
Money Market	0.10%	0.08%

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$ 7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Utilities	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Aggressive	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Strategic	7,500	0.15%	0.10%	0.02%	0.01%
Total Bond	7,500	0.15%	0.10%	0.02%	0.01%
Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the period January 1, 2012 through August 21, 2012, MAM agreed to voluntarily reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the total annual operating expenses of the Funds, except Money Market. For the period August 22, 2012 through December 31, 2012, MAM agreed to contractually reduce its fees and/or reimburse expenses of the Funds, except Money Market, to the extent necessary to limit the total operating expenses of each class of shares of the Funds (exclusive of brokerage costs (but not excluding any expenses paid indirectly as a result of any directed brokerage arrangements), interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies, and extraordinary expenses (as determined under GAAP)). For Money Market, MAM agreed to voluntarily reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the total annual operating expenses of the Fund for the year ended December 31, 2012. Such reductions and/or reimbursements are limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the year ended December 31, 2012, the annual operating expense limitations and amounts reimbursed for each Fund are as follows:

2012 Annual Report | December 31, 2012	Page 57

	Annualized Voluntary Expense Limitation as a Percentage of Average Daily Net Assets 1/1/12 – 8/21/12	Annualized Contractual Expense Limitation as a Percentage of Average Daily Net Assets 8/22/12 – 12/31/12 *	Contractual Expense Limitation Effective 8/22/12	Ratio of Net Expenses to Average Net Assets	Voluntary Expense Reimbursements	Contractual Expense Reimbursements**
Muirfield	1.41%	1.35%	1.39%	1.39%	$60,982	$40,054
Quantex	1.59%	1.64%	1.65%	1.60%	—	—	***
Utilities	1.90%	1.88%	1.92%	1.89%	363	—
Dynamic	1.41%	1.35%	1.39%	1.39%	52,659	29,382
Aggressive	1.64%	1.50%	1.59%	1.59%	6,355	—
Balanced	1.51%	1.46%	1.49%	1.49%	22,259	32,787
Strategic	1.40%	1.38%	1.39%	1.39%	69,819	28,319
Total Bond	1.00%	0.98%	0.99%	0.99%	78,670	52,431
Retail Class	N/A	N/A	N/A	0.30%	227,737	N/A
Institutional Class	N/A	N/A	N/A	0.23%	298,103	N/A

*	Ratios reflect expenses paid to the Funds indirectly after contractual expense limitations were applied.

**
The contractual expense reimbursements are subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the contractual expense limitation in the table listed above.

***	The Fund was operating below the contractual expense limitation; however $55,151 of investment advisory fees was contractually waived and is not subject to recoupment as noted on page 56.

Certain Funds have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings. For the year ended December 31, 2012, gross expenses were reduced by the following amounts:

Amount Received to Reduce Gross Expenses
Muirfield	$21,062
Dynamic	17,861
Aggressive	4,299
Balanced	12,529
Strategic	23,152
Total Bond	360

Certain Funds have entered into a directed brokerage agreement with the ConvergEx Group, an independent broker/dealer, whereby certain eligible Fund expenses are paid for indirectly. The Funds use these amounts received to reduce the gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which brokerage fees are not recaptured. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not recapture any fees from portfolio transactions. For the year ended December 31, 2012, fees paid indirectly through directed brokerage arrangements were as follows:

Page 58	2012 Annual Report | December 31, 2012

Amount Received to Reduce Gross Expenses
Muirfield	$17,430
Dynamic	14,155
Aggressive	4,678
Balanced	8,442
Strategic	1,799
Quantex	1,696
Total Bond	4,013

Pursuant to Rule 12b-1 of the 1940 Act, the Funds have adopted a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares, including, but not necessarily limited to, compensation to dealers, advertising, marketing, printing and mailing of prospectuses, and certain telephone related expenses. The annual adopted distribution plan limitations and the amounts waived for the year ended December 31, 2012 are as follows:

	Maximum Annual 12b-1 Plan Expense Limitations as a Percentage of Average Daily Net Assets	Amount Waived
Muirfield	0.20%	$15,243
Quantex	0.20%	16,104
Utilities	0.25%	16,002
Dynamic	0.25%	26,194
Aggressive	0.25%	19,112
Balanced	0.25%	—
Strategic	0.25%	21,701
Total Bond	0.25%	11,676
Retail Class	0.20%	147,310
Institutional Class	0.03%	29,364

An Administrative Services Plan has been adopted for each Fund of the Trust, except Money Market, to pay service organizations that provide administrative support services to their customers who own shares of record, or beneficially, of the Funds. The annual adopted administrative services plan limitations and the amounts waived for the year ended December 31, 2012 are as follows:

	Maximum Annual Administrative Services Plan Expense Limitations as a Percentage of Average Daily Net Assets	Amount Waived
Muirfield	0.20%	$65,661
Quantex	0.20%	27,355
Utilities	0.20%	22,402
Dynamic	0.20%	26,194
Aggressive	0.20%	16,680
Balanced	0.20%	—
Strategic	0.20%	14,189
Total Bond	0.20%	6,868

2012 Annual Report | December 31, 2012	Page 59

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo

During the year ended December 31, 2012, several of the Funds invested in the Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of December 31, 2012, the 7-day yield of the Institutional Class was 0.15%. A summary of the Funds’ investments in this affiliate during the year is noted below:

	12/31/11 Fair Value	Purchases	Sales	12/31/12 Cost	Income	12/31/12 Fair Value
Muirfield Fund®	$295,130	$104,150,857	$(80,772,052)	$23,673,935	$42,795	$23,673,935
Dynamic Growth Fund	392,637	82,555,772	(63,183,366)	19,765,043	40,280	19,765,043
Aggressive Growth Fund	423,510	43,410,578	(36,530,134)	7,303,954	11,888	7,303,954
Balanced Fund	994,119	87,050,536	(76,835,319)	11,209,336	22,410	11,209,336
Strategic Growth Fund	1,437,882	69,323,909	(65,129,345)	5,632,446	13,437	5,632,446
Quantex Fund™	323,007	8,758,450	(8,774,157)	307,300	926	307,300
Utilities & Infrastructure Fund	355,581	7,467,978	(7,206,502)	617,057	903	617,057
Total Return Bond Fund	1,420,475	54,186,577	(55,148,858)	458,194	2,362	458,194

5.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Short- Term Capital Gains	Net Long- Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$509	$—	$—	$—	$509
Dynamic Growth Fund	—	—	—	—	—
Aggressive Growth Fund	—	—	—	—	—
Balanced Fund	662,800	—	—	—	662,800
Strategic Growth Fund	—	—	—	—	—
Quantex Fund™	70,336	—	—	—	70,336
Utilities & Infrastructure Fund	208,323	—	127,080	—	335,403
Total Return Bond Fund	3,055,897	—	—	—	3,055,897
Money Market Fund	228,128	—	—	—	228,128

Page 60	2012 Annual Report | December 31, 2012

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Short- Term Capital Gains	Net Long- Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$173,017	$—	$—	$—	$173,017
Dynamic Growth Fund	189	—	—	—	189
Aggressive Growth Fund	—	—	—	—	—
Balanced Fund	966,354	—	—	—	966,354
Strategic Growth Fund	149	—	—	—	149
Quantex Fund™	5,745	—	—	—	5,745
Utilities & Infrastructure Fund	480,205	—	—	—	480,205
Total Return Bond Fund	1,038,809	—	—	—	1,038,809
Money Market Fund	161,244	—	—	—	161,244

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)**	Total Accumulated Earnings/ (Deficit)
Muirfield Fund®	$—	$—	$2,510,218	$3,031,935	$5,542,153
Dynamic Growth Fund	—	—	(987,859)	2,959,616	1,971,757
Aggressive Growth Fund	—	—	(4,159,286)	916,381	(3,242,905)
Balanced Fund	143	(141)	(203,680)	2,410,803	2,207,125
Strategic Growth Fund	—	—	139,849	3,644,204	3,784,053
Quantex Fund™	142	(142)	(382,772)	1,913,169	1,530,397
Utilities & Infrastructure Fund	41,773	(977)	(1,725,567)	4,054,091	2,369,320
Total Return Bond Fund	(113)	113	(722,904)	1,862,165	1,139,261
Money Market Fund	9,477	(9,477)	—	—	—

**
The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post October losses, wash sales, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Additionally, post Act losses that are carried forward will retain their character as either short-term or long-term capital loss carryovers rather than being considered all short-term as under previous law.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2012, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Post Act Carryforwards (no expiration)	Amount	Tax Character
Total Return Bond Fund	$9,464	Short-term
Total Return Bond Fund	713,440	Long-term
Utilities & Infrastructure Fund	1,646,070	Short-term
Utilities & Infrastructure Fund	79,497	Long-term

2012 Annual Report | December 31, 2012	Page 61

Pre Act Carryforwards	Amount	Expires
Dynamic Growth Fund	$987,859	2017
Aggressive Growth Fund	804,744	2016
Aggressive Growth Fund	3,354,542	2017
Balanced Fund	203,680	2017
Quantex Fund™	382,772	2017

Under current tax laws, Management has elected to defer net capital losses incurred after October 31, within a Fund’s fiscal year, and are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2012, Quantex and Utilities deferred post October losses in the amounts of $10,660 and $128,207, respectively.

6.     Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2012, account holders that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

	Name of Account Holder	Percent of Voting Securities
Muirfield Fund®	Nationwide Trust Company, FSB held for the benefit of others	51%
Dynamic Growth Fund	Nationwide Trust Company, FSB held for the benefit of others	69%
Aggressive Growth Fund	Nationwide Trust Company, FSB held for the benefit of others	59%
Balanced Fund	Nationwide Trust Company, FSB held for the benefit of others	72%
Strategic Growth Fund	Nationwide Trust Company, FSB held for the benefit of others	86%
Utilities & Infrastructure Fund	Charles Schwab & Co. held for the benefit of others	27%
Total Return Bond Fund	Nationwide Trust Company, FSB held for the benefit of others	71%
Money Market Fund – Institutional Class	Carey & Co. held for the benefit of others	91%

7.      Board Review of Investment Advisory and Subadvisory Agreements (unaudited)

At a meeting held September 13, 2012, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the renewal of the investment advisory agreements for each of the separate funds comprising the Meeder Funds (the “Funds”) and the investment sub-advisory agreement relating to the Utilities and Infrastructure Fund (individually, an “Agreement” and collectively, the “Agreements”).

The Board reviewed materials sent to each Trustee in advance of the meeting for consideration in determining whether to approve the renewal of each Fund’s Agreements. Management reviewed with the Trustees the materials prepared by them in response to Funds’ legal counsel’s supplemental written request pursuant to Section 15(c) of the Investment Company Act of 1940 for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreements. In reaching the decision to renew the Agreements, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the investment manager, Meeder Asset Management, Inc. (“Manager”) and its affiliates, or by or on behalf of the Utilities and Infrastructure Fund’s Subadviser, Miller/Howard Investments, Inc. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper Financial Services (“Lipper”), an independent organization, as well as a Funds’ profitability analysis prepared by the Manager. The Lipper report compared each Fund’s management fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Funds’ operations utilizing expense allocation methodologies deemed reasonable by the Manager.

Page 62	2012 Annual Report | December 31, 2012

In considering such materials, the independent Trustees noted that they had received assistance and advice from and met separately with the Funds’ legal counsel and chief compliance officer prior to this meeting. In their deliberations, the Board dealt with each Fund separately. In approving continuance of the Agreement for each Fund, the Board, including a majority of independent Trustees, considered each Fund’s Agreement, a copy of which was made available at the meeting, and determined that the existing management fee structure was fair and reasonable and that continuance of the Agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board continues to be satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed earlier, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board. Other factors taken into account by the Board were the Manager’s compliance procedures and the qualifications of the Manager’s chief compliance officer. Consideration was also given to the experience of each Fund’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services. Similar considerations were applied to the Subadviser to the Utilities and Infrastructure Fund.

Investment Performance. The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the Agreement renewals. The Lipper report prepared for each Fund showed the investment performance of the Fund for the one-, three-, and five-year periods, as applicable, ended June 30, 2012 (the “relevant periods”) in comparison with a performance universe similar to each Fund’s investment objectives.

Fund	Performance Benchmark
Muirfield Fund®	Blended Benchmark of 60% S&P 500 Index and 40% Average 90-day U.S. T-Bill; S&P 500 Index; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index1
Quantex Fund™	Blended Benchmark of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index; Russell 2000 Index; S&P 400 Mid-Cap Index; Lipper’s Average Mid-Cap Value Fund Universe; Lipper Index1
Dynamic Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index1
Utilities and Infrastructure Fund	Russell 3000 Utilities Index; Lipper’s Average Utility Fund Universe; Lipper Index1
Aggressive Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Growth Fund Universe; Lipper Index1
Balanced Fund (Formerly The Defensive Balanced Fund)
S&P 500 Index; Blended Benchmark consisting of 30% Barclays Intermediate Government/Credit Index, 42% S&P 500 Index, and 28% Average 90-day U.S. T-Bill; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index1

Strategic Growth Fund
S&P 500 Index; Blended Benchmark of 25% S&P 500 Index, 20% S&P 400 Index, 12.5% Russell 2000 Index, 12% MSCI EAFE Index, 5.5% iShares MSCI Emerging Markets Index, 12.5% Dow Jones U.S. Select Real Estate Investment Trust, 12.5% Goldman Sachs Commodity Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index1

Total Return Bond Fund	Barclays Aggregate Bond Index; Lipper’s Average General Bond Fund Universe; Lipper Index1

2012 Annual Report | December 31, 2012	Page 63

Fund	Performance Benchmark
Money Market Fund
Retail Class	Lipper Average General Purpose Money Market Fund
Institutional Class	Lipper Average General Purpose Money Market Fund

1
Given an adequate quantity of funds, the Lipper Index for a given investment classification or objective consists of the largest ten or thirty funds in that classification or objective. Each index is calculated daily with adjustments for dividends and capital gains.

Comparative Expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds.

Management Profitability. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the declining use of “soft” commission dollars to pay for research. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent SEC requirements. The Board determined that the level of profits realized by the Manager under its Agreements with the Funds was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Funds’ profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Board reviewed, and expressed continued satisfaction with, each Fund’s fee structure under its Agreement, as well as the Utilities and Infrastructure Fund’s fee structure under the investment sub-advisory agreement with Miller/Howard Investments, Inc.

Page 64	2012 Annual Report | December 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Meeder Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Meeder Funds (the “Funds”), comprising Muirfield Fund, Dynamic Growth Fund, Aggressive Growth Fund, Balanced Fund (formerly known as The Defensive Balanced Fund), Strategic Growth Fund, Quantex Fund, Utilities and Infrastructure Fund, Total Return Bond Fund, and Money Market Fund, as of December 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the year then ended for Muirfield Fund, Dynamic Growth Fund, Aggressive Growth Fund, Balanced Fund, Strategic Growth Fund, Quantex Fund, Utilities and Infrastructure Fund, and Money Market Fund, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for the two periods in the period then ended for the Total Return Bond Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Meeder Funds, as of December 31, 2012, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 25, 2013

2012 Annual Report | December 31, 2012	Page 65

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address1, and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.
Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Audit Committee.
Anthony D’Angelo** Year of Birth: 1959	2006	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group; Lead Trustee of the Trust.
Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 - present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).
Mary “Maggie” Bull Year of Birth: 1966	2011	Chief Compliance Officer
Chief Compliance Officer, Legal Counsel and Anti-Money Laundering Officer of the Funds (2011 – present); Independent Legal Consultant (2007 – 2010); Assistant General Counsel of Nationwide (2006 – 2007).

Stephen E. Hoffman Year of Birth: 1964	2011	Assistant Chief Compliance Officer
Director of Human Resources, Meeder Asset Management, Inc. (2011 – present); Chief Compliance Officer, Meeder Asset Management, Inc. (2011 – present); Financial Consultant for Beacon Hill Fund Services (2009 – present); Chief Financial Officer for Sanese Services (2006 – 2008).

Page 66	2012 Annual Report | December 31, 2012

Name, Address1, and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present). Interim Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – October 2008).
Ruth Kirkpatrick Year of Birth: 1951	2009	Secretary, pro tempore	Senior Legal Specialist of Meeder Asset Management, Inc.

1	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.

2	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2012, is available on the SEC’s website at http://www.sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

2012 Annual Report | December 31, 2012	Page 67

[This page intentionally left blank]

Manager and Investment Advisor

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/Utilities and Infrastructure Fund

Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Board of Trustees

Stuart Allen
Anthony D’Angelo
Robert S. Meeder
Jack Nicklaus II

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

6125 Memorial Drive Dublin, Ohio 43017

Annual Report
December 31, 2012

Mutual funds can be a quick, efficient, cost-effective way to achieve investment diversification. The investment options available through Meeder Funds are suitable for a wide range of investors, from the conservative-minded to the growth-oriented, to help investors achieve their individual financial goals.

We provide professional management, ongoing supervision of clients’ holdings, automatic diversification and e-Delivery of statements and fund mailings: all important elements of a well-rounded investment plan.

No matter what your objectives may be, Meeder Funds can help you make the most of your personal investment plan and help you achieve your individual financial goals.

Managed by Meeder Asset Management, Inc.
6125 Memorial Drive, Dublin, Ohio 43017

Call Toll Free: 800-325-3539
Local: 614-760-2159
Fax: 614-766-6669

www.meederfunds.com
meederfunds@meederinvestment.com

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

Currently, the Meeder Funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors.  The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial  expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee  financial expert.”

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$67,500	$67,500
Audit-Related Fees	325	1,050
Tax Fees	22,500	20,250
All Other Fees	0	2,500

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1)  A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2)  100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $57,445 and $25,535 respectively.

(h)  Not applicable.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)  Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)).  Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350.  Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2013

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	March 6, 2013